      As filed with the Securities and Exchange Commission on June 28, 2007

                                                    1933 Act File No. 333-126328
                                                    1940 Act File No.  811-21780

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 7

                           AND REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 8

                             MFS(R) SERIES TRUST XII
               (Exact name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 954-5000
            Susan S. Newton, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)

|_|  on [DATE] pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(i)

|X|  on August 28, 2007 pursuant to paragraph (a)(i)

|_|  75 days after filing pursuant to paragraph (a)(ii)

|_|  on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

Class A Shares
Class B Shares
Class C Shares
Class I Shares
Class R1 Shares
Class R2 Shares
Class R3 Shares
Class R4 Shares
Class R5 Shares

MFS(R) LIFETIME(R) FUNDS

PROSPECTUS SEPTEMBER 1, 2007

This Prospectus describes the MFS(R) Lifetime(R)Retirement Income Fund, MFS(R) Lifetime(R) 2010 Fund, MFS(R) Lifetime(R) 2020 Fund, MFS(R) Lifetime(R) 2030 Fund and MFS(R) Lifetime(R) 2040 Fund.

The investment objective of the MFS Lifetime Retirement Income Fund is to seek total return through a combination of current income and capital appreciation.

The investment objective of the MFS Lifetime 2010 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2020 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2030 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2040 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

RISK RETURN SUMMARY                                                          XX
EXPENSE SUMMARY                                                              XX
CERTAIN INVESTMENT POLICIES AND RISKS                                        XX
MANAGEMENT OF THE FUND                                                       XX
DESCRIPTION OF SHARE CLASSES                                                 XX

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES                                  XX
OTHER INFORMATION                                                            XX
FINANCIAL HIGHLIGHTS                                                         XX
APPENDIX A-DESCRIPTION OF UNDERLYING FUNDS                                   XX

The Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

INVESTMENT OBJECTIVES

The investment objective of the MFS Lifetime Retirement Income Fund is to seek total return through a combination of current income and capital appreciation.

The investment objective of the MFS Lifetime 2010 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2020 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2030 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

The investment objective of the MFS Lifetime 2040 Fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.

A fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Each fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected by the quantitative group of the funds' investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), following a two-stage asset allocation process. The first stage is a strategic asset allocation to establish the percentage of each fund's assets to be invested in the general asset classes of U.S. Stock Funds, International Stock Funds, Bond Funds, and Money Market Funds. The asset class allocations provide an initial layer of diversification for each fund. The following table illustrates each fund's target allocation among asset classes as of September 1, 2007:

                            MFS LIFETIME      MFS         MFS         MFS         MFS
                             RETIREMENT    LIFETIME    LIFETIME    LIFETIME    LIFETIME
ASSET CLASS                  INCOME FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
----------------------------------------------------------------------------------------
U.S. Stock Funds                 20%          29%         56%         76%         80%
International Stock Funds         0%           3%         16%         20%         20%
Bond Funds                       70%          58%         26%          4%          0%
Money Market Funds               10%          10%          2%          0%          0%

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. The selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small cap underlying funds) and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.

The asset class allocations, as well as the underlying funds and their target weightings, for each fund (except for the MFS Lifetime Retirement Income Fund), are based on an allocation strategy designed for investors with the approximate retirement year or other investment goal-related target date in the fund's name. When choosing an MFS Lifetime Fund, an investor should consider choosing a fund whose stated target year is closest to the year during which the investor expects to start drawing assets for retirement or other investment goal, which may or may not be the year in which the investor expects to retire. In addition, an investor may wish to consider a number of other factors including the investor's age, how a fund investment will fit into an overall investment allocation and whether the investor is looking for a more aggressive or more conservative allocation.

The asset allocation strategy for each fund (except for the MFS Lifetime Retirement Income Fund) will become increasingly conservative over time. For example, for funds that are furthest from their stated target year, allocations to the U.S. and International Stock Fund asset classes, and the underlying funds that represent these asset classes, are relatively high so that investors may benefit from their long-term growth potential, while allocations to the Bond and Money Market Fund asset classes, and the underlying funds that represent these asset classes, are relatively low. As a fund's stated target year approaches, investments in more aggressive underlying funds within an asset class generally will decrease and allocations to the U.S. and International Stock Fund asset classes will decrease in favor of the Bond and Money Market Fund asset classes. As a result, the funds' allocation strategies will become more aligned with the allocation strategy of the MFS Lifetime Retirement Income Fund. The chart below illustrates how the asset allocation strategy of each fund will change over time. Upon reaching its stated target year, a fund's allocation strategy will be aligned with the allocation strategy of the MFS Lifetime Retirement Income Fund. It is expected that each fund will be combined with the MFS Lifetime Retirement Income Fund within five years of the date that its asset allocation strategy matches the asset allocation strategy of the MFS Lifetime Retirement Income Fund.

                    ASSET CLASS WEIGHTS FOR TARGET DATE FUNDS

                                     [CHART]

      YEARS TO          MONEY MARKET     U.S STOCK    INTERNATIONAL       BOND
    TARGET DATE            FUNDS           FUNDS       STOCK FUNDS        FUNDS
    -----------         ------------     ---------    -------------       -----
        40                  100             80            100              100
        35                  100             80            100              100
        30                  100             80            100              100
        25                  100             80            100              100
        20                  100             70             90               90
        15                  100             60             80               80
        10                   95             50             60               60
         5                   90             35             40               40


    YEARS AFTER
    TARGET DATE
    -----------
         0                   90             20             20               20
        -5                   90             20             20               20

Following is the list of underlying funds and their associated target weightings as of September 1, 2007:

                                     MFS                      MFS        MFS
                                  LIFETIME        MFS      LIFETIME   LIFETIME      MFS
                                 RETIREMENT    LIFETIME      2020       2030     LIFETIME
FUNDS                            INCOME FUND   2010 FUND     FUND       FUND     2040 FUND
------------------------------------------------------------------------------------------
U.S. STOCK FUNDS:                    20%          29%         56%        76%        80%
MFS New Discovery Fund                0%           0%          0%         4%         5%
MFS Mid Cap Growth Fund               0%           0%          8%        14%        15%
MFS Mid Cap Value Fund                0%           0%          8%        14%        15%
MFS Core Growth Fund                  0%           3%         13%        19%        20%
MFS Research Fund                    10%          13%         12%        10%        10%
MFS Value Fund                       10%          13%         15%        15%        15%
INTERNATIONAL STOCK FUNDS:            0%           3%         16%        20%        20%
MFS International New
Discovery Fund                        0%           0%          3%         9%        10%
MFS Research International
Fund                                  0%           3%         13%        11%        10%
BOND FUNDS:                          70%          58%         26%         4%         0%
MFS High Income Fund                  0%           0%          5%         1%         0%
MFS Inflation-adjusted Bond
Fund                                 10%           4%          0%         0%         0%
MFS Research Bond Fund               20%          20%         14%         2%         0%
MFS Government Securities Fund       10%          10%          7%         1%         0%
MFS Limited Maturity Fund            20%          20%          0%         0%         0%
MFS Floating Rate High Income
Fund                                 10%           4%          0%         0%         0%
MONEY MARKET FUNDS:                  10%          10%          2%         0%         0%
MFS Money Market Fund                10%          10%          2%         0%         0%

Although the underlying funds are categorized generally as stock funds (U.S. or international), bond funds or money market funds, many of the underlying funds can invest in a mix of securities (e.g., a U.S. stock fund can invest in international stocks).

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The target weightings can deviate over the short term due to market movements and cash flows. MFS periodically rebalances a fund's investments in the underlying funds. The target weightings do not reflect a fund's working cash balance; some portion of a fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

A description of the underlying funds is included in Appendix A of this prospectus.

MFS uses a bottom-up investment approach in buying and selling investments for each underlying fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL INVESTMENT TYPES OF THE UNDERLYING FUNDS

EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

DEBT INSTRUMENTS: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

LOWER QUALITY DEBT INSTRUMENTS: Lower quality debt instruments, commonly referred to as "high yield securities" or "junk bonds" are debt instruments of less than investment grade quality.

CORPORATE BONDS: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. GOVERNMENT SECURITIES: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

FOREIGN GOVERNMENT SECURITIES: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

COLLATERALIZED INSTRUMENTS: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

INFLATION-ADJUSTED DEBT INSTRUMENTS: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument's original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

FLOATING RATE LOANS: Floating rate loans are debt instruments issued by companies or other entities, with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder's portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

MUNICIPAL INSTRUMENTS: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

REPURCHASE AGREEMENTS: Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

MONEY MARKET INSTRUMENTS: Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and municipal instruments.

MORTGAGE DOLLAR ROLLS: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in a fund. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in each fund are:

STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

CURRENCY RISK: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

INTEREST RATE RISK: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Inflation-adjusted debt instruments tend to react to changes in "real" interest rates. "Real" interest rates represent nominal interest rates reduced by the inflation rate.

CREDIT RISK: The value of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

PREPAYMENT RISK: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument's maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

INFLATION-ADJUSTING RISK: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

MUNICIPAL MARKET RISK: The price of municipal instruments can be volatile, and significantly affected by adverse tax or court rulings, legislative or political changes, and by the financial developments of municipal issuers. Loss of the state income tax advantage of municipal instruments issued by a state through an adverse court ruling could have a significant negative impact on the value of such municipal instruments and the overall municipal market. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

ALLOCATION RISK: MFS' assessment of the mix of general risk and return characteristics that will meet each fund's investment objective, and the resulting allocation among asset classes and underlying funds can be incorrect, or lead to an investment focus that results in a fund underperforming other funds with similar investment strategies or the asset classes represented.

AFFILIATED FUND RISK: MFS may be subject to potential conflicts of interest in selecting and substituting underlying funds because it is also the adviser to the underlying funds (e.g., the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the funds when selecting and substituting underlying funds.

MANAGEMENT RISK: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in each fund underperforming other funds with similar investment strategies.

COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

BAR CHARTS AND PERFORMANCE TABLES

The bar chart and performance table below for each fund are intended to indicate some of the risks of investing in a fund by showing changes in that fund's performance over time. The performance table also shows:

     - how each fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures, and

     - each fund's returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The charts and tables provide past performance information. Each fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHARTS. The bar charts show changes over time in the annual total returns of Class A shares for each calendar year since initial offering, assuming the reinvestment of distributions. The charts and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of a fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in that fund's bar chart, depending upon the expenses of those classes.

MFS LIFETIME RETIREMENT INCOME FUND

                                     [CHART]

CALENDER YEAR   GAIN OR LOSS (%)
-------------   ----------------
2006                6.07%

The total return for the 6-month period ended June 30, 2007 was ___%. During the periods shown in the bar chart, the highest quarterly return was 3.11% (for the calendar quarter ended September 30, 2006) and the lowest quarterly return was 0.02% (for the calendar quarter ended June 30, 2006).

MFS LIFETIME 2010 FUND

                                     [CHART]

CALENDAR YEAR   GAIN OR LOSS (%)
-------------   ----------------
2006                8.40%

The total return for the 6-month period ended June 30, 2007 was ____%. During the periods shown in the bar chart, the highest quarterly return was 3.52% (for the calendar quarter ended September 30, 2006) and the lowest quarterly return was (0.49)% (for the calendar quarter ended June 30, 2006).

MFS LIFETIME 2020 FUND

                                     [CHART]

CALENDAR YEAR   GAIN OR LOSS (%)
-------------   ----------------
2006                12.39%

The total return for the 6-month period ended June 30, 2007 was ____%. During the periods shown in the bar chart, the highest quarterly return was

6.32% (for the calendar quarter ended December 31, 2006) and the lowest quarterly return was (2.35)% (for the calendar quarter ended June 30, 2006).

MFS LIFETIME 2030 FUND

                                     [CHART]

CALENDAR YEAR   GAIN OR LOSS (%)
-------------   ----------------
2006                12.84%

The total return for the 6-month period ended June 30, 2007 was ____%. During the periods shown in the bar chart, the highest quarterly return was 7.48% (for the calendar quarter ended December 31, 2006) and the lowest quarterly return was (3.76)% (for the calendar quarter ended June 30, 2006).

MFS LIFETIME 2040 FUND

                                     [CHART]

CALENDAR YEAR   GAIN OR LOSS (%)
-------------   ----------------
2006                13.15%

The total return for the 6-month period ended June 30, 2007 was ___%. During the periods shown in the bar chart, the highest quarterly return was 7.98% (for the calendar quarter ended December 31, 2006) and the lowest quarterly return was (3.95)% (for the calendar quarter ended June 30, 2006).

PERFORMANCE TABLES. The tables show how the average annual total returns of each class of each fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for each fund's Class A shares, the tables show Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

MFS Lifetime Retirement Income Fund

Average Annual Total Returns (for the Periods Ended December 31, 2006)

SHARE CLASS                                      1 YEAR    LIFE*
----------------------------------------------------------------
RETURNS BEFORE TAXES
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                     1.38%    1.65%
C Shares, with CDSC (1% for 12 Months)             4.49%    4.89%
I Shares, at Net Asset Value                       6.54%    5.93%
R1 Shares, at Net Asset Value                      5.28%    4.70%
R2 Shares, at Net Asset Value                      5.65%    5.07%
R3 Shares, at Net Asset Value                      5.85%    5.25%
R4 Shares, at Net Asset Value                      6.01%    5.44%
R5 Shares, at Net Asset Value                      6.43%    5.83%
A Shares, With Initial Sales Charge (5.75%)       (0.03)%   0.63%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                 (1.31)%  (0.66)%
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial Sales
Charge (5.75%)                                     0.03%   (0.18)%
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Lehman Brothers U.S. Aggregate Bond Index+**       4.33%    3.67%
MFS Lifetime Retirement Income Fund Custom
Blend+***                                          6.62%    6.00%

* "Life" refers to the period from the commencement of the fund's investment operations on September 29, 2005 through December 31, 2006.

** Lehman Brothers U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

*** MFS Lifetime Retirement Income Fund Custom Blend is comprised at period end of the following indices:

     1) Lehman Brothers U.S. Aggregate Bond Index (70%) measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     2) Standard & Poor's 500 Stock Index (20%) is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

     3) Lehman Brothers Three-Month Treasury Bill Index (10%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

+    Source: FactSet Research Systems Inc.

MFS Lifetime 2010 Fund

Average Annual Total Returns (for the Periods Ended December 31, 2006)

SHARE CLASS                                      1 YEAR    LIFE*
----------------------------------------------------------------
RETURNS BEFORE TAXES
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                    3.67%    4.09%
C Shares, with CDSC (1% for 12 Months)            6.69%    7.22%
I Shares, at Net Asset Value                      8.66%    8.28%
R1 Shares, at Net Asset Value                     7.51%    7.05%
R2 Shares, at Net Asset Value                     7.91%    7.44%
R3 Shares, at Net Asset Value                     7.95%    7.50%
R4 Shares, at Net Asset Value                     8.26%    7.86%
R5 Shares, at Net Asset Value                     8.67%    8.18%
A Shares, With Initial Sales Charge (5.75%)       2.17%    2.97%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                 1.55%    2.28%
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial Sales
Charge (5.75%)                                    1.50%    2.16%
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Lehman Brothers U.S. Aggregate Bond Index**+      4.33%    3.67%
MFS Lifetime 2010 Fund Custom Blend***+           8.99%    8.51%

* "Life" refers to the period from the commencement of the fund's investment operations on September 29, 2005 through December 31, 2006.

** Lehman Brothers U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

*** MFS Lifetime 2010 Fund Custom Blend is comprised at period end of the following indices:

     1) Lehman Brothers U.S. Aggregate Bond Index (54.67%) measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     2) Standard & Poor's 500 Stock Index (31.50%) is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

     3) Lehman Brothers Three-Month Treasury Bill Index (10%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

     4) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (3.83%) is a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

+    Source: FactSet Research Systems Inc.

MFS Lifetime 2020 Fund

Average Annual Total Returns (for the Periods Ended December 31, 2006)

SHARE CLASS                                      1 YEAR    LIFE*
----------------------------------------------------------------
RETURNS BEFORE TAXES
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                    7.66%     8.67%
C Shares, with CDSC (1% for 12 Months)           10.77%    11.85%
I Shares, at Net Asset Value                     12.87%    12.96%
R1 Shares, at Net Asset Value                    11.59%    11.70%
R2 Shares, at Net Asset Value                    11.99%    12.10%
R3 Shares, at Net Asset Value                    12.04%    12.23%
R4 Shares, at Net Asset Value                    12.38%    12.54%
R5 Shares, at Net Asset Value                    12.77%    12.86%
A Shares, With Initial Sales Charge (5.75%)       5.92%     7.37%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,    5.46%     6.56%
with Initial Sales Charge (5.75%)
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial Sales
Charge (5.75%)                                    4.07%     5.88%
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index**+             15.79%    15.12%
MFS Lifetime 2020 Fund Custom Blend***+          15.09%    14.51%

* "Life" refers to the period from the commencement of the fund's investment operations on September 29, 2005 through December 31, 2006.

** Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*** MFS Lifetime 2020 Fund Custom Blend is comprised at period end of the following indices:

     1) Standard & Poor's 500 Stock Index (57.67%) is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

     2) Lehman Brothers U.S. Aggregate Bond Index (23.50%) measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     3) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (17.67%) is a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

     4) Lehman Brothers Three-Month Treasury Bill Index (1.17%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

+    Source: FactSet Research Systems Inc.

MFS Lifetime 2030 Fund

Average Annual Total Returns (for the Periods Ended December 31, 2006)

SHARE CLASS                                      1 YEAR   LIFE*
----------------------------------------------------------------
RETURNS BEFORE TAXES
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                     8.12%   9.75%
C Shares, with CDSC (1% for 12 Months)            11.05%  12.83%
I Shares, at Net Asset Value                      13.19%  13.98%
R1 Shares, at Net Asset Value                     12.03%  12.73%
R2 Shares, at Net Asset Value                     12.41%  13.11%
R3 Shares, at Net Asset Value                     12.41%  13.17%
R4 Shares, at Net Asset Value                     12.75%  13.49%
R5 Shares, at Net Asset Value                     13.10%  13.80%
A Shares, With Initial Sales Charge (5.75%)        6.35%   8.34%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                  6.04%   7.66%
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial Sales
Charge (5.75%)                                     4.25%   6.75%
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index**+              15.79%  15.12%
MFS Lifetime 2030 Fund Custom Blend***+           17.79%  17.13%

* "Life" refers to the period from the commencement of the fund's investment operations on September 29, 2005 through December 31, 2006.

** Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*** MFS Lifetime 2030 Fund Custom Blend is comprised at period end of the following indices:

     1) Standard & Poor's 500 Stock Index (77.67%) is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

     2) Lehman Brothers U.S. Aggregate Bond Index (2.33%) measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

     3) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (20.00%) is a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

+    Source: FactSet Research Systems Inc.

MFS Lifetime 2040 Fund

Average Annual Total Returns (for the Periods Ended December 31, 2006)

SHARE CLASS                                      1 YEAR   LIFE*
----------------------------------------------------------------
RETURNS BEFORE TAXES
B Shares, with CDSC (Declining over Six Years
from 4% to 0%)                                     8.54%  10.09%
C Shares, with CDSC (1% for 12 Months)            11.50%  13.17%
I Shares, at Net Asset Value                      13.70%  14.32%
R1 Shares, at Net Asset Value                     12.42%  13.06%
R2 Shares, at Net Asset Value                     12.88%  13.50%
R3 Shares, at Net Asset Value                     12.90%  13.59%
R4 Shares, at Net Asset Value                     13.23%  13.89%
R5 Shares, at Net Asset Value                     13.60%  14.21%
A Shares, With Initial Sales Charge (5.75%)        6.64%   8.60%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
A Shares' Return After Taxes on Distributions,
with Initial Sales Charge (5.75%)                  6.41%   7.98%
A Shares' Return After Taxes on Distributions
and Sale of Class A Shares, with Initial Sales
Charge (5.75%)                                     4.52%   7.04%
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index**+              15.79%  15.12%
MFS Lifetime 2040 Fund Custom Blend***+           17.96%  17.27%

* "Life" refers to the period from the commencement of the fund's investment operations on September 29, 2005 through December 31, 2006.

** Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*** MFS Lifetime 2040 Fund Custom Blend is comprised at period end of the following indices:

     1) Standard & Poor's 500 Stock Index (80.00%) is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

     2) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (20.00%) is a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

+    Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

Each fund commenced investment operations on September 29, 2005 with the offering of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

EXPENSE SUMMARY

EXPENSE TABLE

The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of the funds. In addition to the fees and expenses which you bear directly, you will indirectly bear a fund's pro rata share of the fees and expenses of the underlying funds in which a fund invests.

The annual fund operating expenses shown in each fund's fee table below are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect annualized expenses and current fee arrangements, and a weighted average of the total annual operating expenses (as reported in each underlying fund's most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the fund invested during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

MFS LIFETIME RETIREMENT INCOME FUND:

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                            A          B      C     I    ALL R
-------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage
of offering price)                   5.75%       N/A    N/A   N/A    N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price
or redemption proceeds,
whichever is less)               See Below(#)   4.00%  1.00%  N/A    N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                      A        B        C         I
-------------------------------------------------------------------------------
Management Fee                                  N/A      N/A      N/A       N/A
Distribution and/or Service (12b-1) Fees(1)    0.35%    1.00%    1.00%      N/A
Other Expenses(2)                              3.39%    3.39%    3.39%     3.39%
Acquired (Underlying) Fund Fees and            0.56%    0.56%    0.56%     0.56%
                                              -----    -----    -----     -----
Expenses(2)
Total Annual Fund Operating Expenses(2)        4.30%    4.95%    4.95%     3.95%
   Fee Reductions(3)                          (3.29)%  (3.29)%  (3.29)%   (3.29)%
                                              -----    -----    -----     -----
Net Expenses(2)                                1.01%    1.66%    1.66%     0.66%

SHARE CLASS                          R1       R2       R3     R4        R5
---------------------------------------------------------------------------
Management Fee                      N/A      N/A      N/A      N/A      N/A
Distribution and/or Service
(12b-1) Fees(1)                    0.75%    0.50%    0.50%    0.25%     N/A
Other Expenses(2)                  3.74%    3.64%    3.54%    3.54%    3.49%
Acquired (Underlying) Fund Fees
and Expenses(2)                    0.56%    0.56%    0.56%    0.56%    0.56%
                                  -----    -----    -----    -----    -----
Total Annual Fund Operating
Expenses(2)                        5.05%    4.70%    4.60%    4.35%    4.05%
   Fee Reductions(3)              (3.29)%  (3.29)%  (3.29)%  (3.29)%  (3.29)%
                                  -----    -----    -----    -----    -----
Net Expenses(2)                    1.76%    1.41%    1.31%    1.06%    0.76%

MFS LIFETIME 2010 FUND:

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                                   A          B      C     I    ALL R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)               5.75%       N/A    N/A   N/A    N/A

Maximum Deferred Sales Charge
original purchase price or redemption
(Load) (as a percentage of
proceeds, whichever is less)            See Below(#)   4.00%  1.00%  N/A    N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                  A        B        C        I
--------------------------------------------------------------------------
Management Fee                              N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                    0.35%    1.00%    1.00%     N/A
Other Expenses(2)                          2.19%    2.19%    2.19%    2.19%
Acquired (Underlying) Fund Fees and
Expenses(2)                                0.58%    0.58%    0.58%    0.58%
                                          -----    -----    -----    -----
Total Annual Fund Operating Expenses(2)    3.12%    3.77%    3.77%    2.77%
   Fee Reductions(3)                      (2.09)%  (2.09)%  (2.09)%  (2.09)%
                                          -----    -----    -----    -----
Net Expenses(2)                            1.03%    1.68%    1.68%    0.68%

SHARE CLASS                         R1         R2        R3       R4       R5
------------------------------------------------------------------------------
Management Fee                      N/A       N/A       N/A       N/A      N/A
Distribution and/or Service
(12b-1) Fees(1)                    0.75%     0.50%     0.50%     0.25%     N/A
Other Expenses(2)                  2.54%     2.44%     2.34%     2.34%    2.29%
Acquired (Underlying) Fund Fees
and Expenses(2)                    0.58%     0.58%     0.58%     0.58%    0.58%
                                   ----      ----      ----      ----     ----
Total Annual Fund Operating
Expenses(2)                        3.87%     3.52%     3.42%     3.17%    2.87%
   Fee Reductions(3)              (2.09)%   (2.09)%   (2.09)%   (2.09)%  (2.09)%
                                  -----     -----     -----     -----    -----
Net Expenses(2)                    1.78%     1.43%     1.33%     1.08%    0.78%

MFS LIFETIME 2020 FUND:

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                            A          B      C     I    ALL R
-------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        5.75%       N/A    N/A   N/A    N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                         See Below(#)   4.00%  1.00%  N/A    N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                      A        B        C        I
------------------------------------------------------------------------------
Management Fee                                  N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1) Fees(1)    0.35%    1.00%    1.00%     N/A
Other Expenses(2)                              0.84%    0.84%    0.84%    0.84%
Acquired (Underlying) Fund Fees and
Expenses(2)                                    0.81%    0.81%    0.81%    0.81%
                                              -----    -----    -----    -----
Total Annual Fund Operating Expenses(2)        2.00%    2.65%    2.65%    1.65%
   Fee Reductions(3)                          (0.74)%  (0.74)%  (0.74)%  (0.74)%
                                              -----    -----    -----    -----
Net Expenses(2)                                1.26%    1.91%    1.91%    0.91%

SHARE CLASS                              R1      R2         R3       R4       R5
--------------------------------------------------------------------------------
Management Fee                          N/A      N/A       N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                0.75%    0.50%     0.50%    0.25%     N/A
Other Expenses(2)                      1.19%    1.09%     0.99%    0.99%    0.94%
Acquired (Underlying) Fund Fees and
Expenses(2)                            0.81%    0.81%     0.81%    0.81%    0.81%
                                      -----    -----     -----    -----    -----
Total Annual Fund Operating
Expenses(2)                            2.75%    2.40%     2.30%    2.05%    1.75%
   Fee Reductions(3)                  (0.74)%  (0.74)%   (0.74)%  (0.74)%  (0.74)%
                                      -----    -----     -----    -----    -----
Net Expenses(2)                        2.01%    1.66%     1.56%    1.31%    1.01%

MFS LIFETIME 2030 FUND:

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                          A           B       C      I    ALL R
--------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)         5.75%     N/A     N/A    N/A    N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds,
whichever is less)              See Below(#)   4.00%   1.00%   N/A    N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                 A        B        C        I
--------------------------------------------------------------------------
Management Fee                              N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                    0.35%    1.00%    1.00%     N/A
Other Expenses(2)                          1.41%    1.41%    1.41%    1.41%
Acquired (Underlying) Fund Fees and
Expenses(2)                                0.88%    0.88%    0.88%    0.88%
                                          -----    -----    -----    -----
Total Annual Fund Operating Expenses(2)    2.64%    3.29%    3.29%    2.29%
   Fee Reductions(3)                      (1.31)%  (1.31)%  (1.31)%  (1.31)%
                                          -----    -----    -----    -----
Net Expenses(2)                            1.33%    1.98%    1.98%    0.98%

SHARE CLASS                             R1       R2       R3       R4       R5
-------------------------------------------------------------------------------
Management Fee                          N/A      N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                0.75%    0.50%    0.50%    0.25%     N/A
Other Expenses(2)                      1.76%    1.66%    1.56%    1.56%    1.51%
Acquired (Underlying) Fund Fees and
Expenses(2)                            0.88%    0.88%    0.88%    0.88%    0.88%
                                      -----    -----    -----    -----    -----
Total Annual Fund Operating
Expenses(2)                            3.39%    3.04%    2.94%    2.69%    2.39%
   Fee Reductions(3)                  (1.31)%  (1.31)%  (1.31)%  (1.31)%  (1.31)%
                                      -----    -----    -----    -----    -----
Net Expenses(2)                        2.08%    1.73%    1.63%    1.38%    1.08%

MFS LIFETIME 2040 FUND:

Shareholder Fees (fees paid directly from your investment):

SHARE CLASS                           A          B       C      I    ALL R
--------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       5.75%       N/A     N/A    N/A    N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds,
whichever is less)              See Below(#)   4.00%   1.00%   N/A    N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

SHARE CLASS                                 A        B        C        I
--------------------------------------------------------------------------
Management Fee                              N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                    0.35%    1.00%    1.00%     N/A
Other Expenses(2)                          2.31%    2.31%    2.31%    2.31%
Acquired (Underlying) Fund Fees and
Expenses(2)                                0.92%    0.92%    0.92%    0.92%
                                          -----    -----    -----    -----
Total Annual Fund Operating Expenses(2)    3.58%    4.23%    4.23%    3.23%
   Fee Reductions(3)                      (2.21)%  (2.21)%  (2.21)%  (2.21)%
                                          -----    -----    -----    -----
Net Expenses(2)                            1.37%    2.02%    2.02%    1.02%

SHARE CLASS                             R1       R2       R3       R4       R5
-------------------------------------------------------------------------------
Management Fee                          N/A      N/A      N/A      N/A      N/A
Distribution and/or Service (12b-1)
Fees(1)                                0.75%    0.50%    0.50%    0.25%     N/A
Other Expenses(2)                      2.66%    2.56%    2.46%    2.46%    2.41%
Acquired (Underlying) Fund Fees and
Expenses(2)                            0.92%    0.92%    0.92%    0.92%    0.92%
                                      -----    -----    -----    -----    -----
Total Annual Fund Operating
Expenses(2)                            4.33%    3.98%    3.88%    3.63%    3.33%
   Fee Reductions(3)                  (2.21)%  (2.21)%  (2.21)%  (2.21)%  (2.21)%
                                      -----    -----    -----    -----    -----
Net Expenses(2)                        2.12%    1.77%    1.67%    1.42%    1.12%

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. Also, a portion of the expenses of the fund may be paid by the underlying funds in which the fund invests. See "Management of The Fund - Special Servicing Agreement." For the R share classes only, "Other Expenses" also include an annual retirement plan administration and services fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equaling: 0.35% for Class R1, 0.25% for Class R2, 0.15% for Class R3, 0.15% for Class R4 and 0.10% for Class R5 shares.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for each of Class A, Class B, Class C, and Class I shares; 0.45% annually for Class R1 shares; 0.35% annually for Class R2 shares; 0.25% annually for Class R3 shares and Class R4 shares; and 0.20% annually for Class R5 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least August 31, 2008.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

MFS LIFETIME RETIREMENT INCOME FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
A shares                                   $672     $1,521    $2,382    $4,587
B shares(1)
   Assuming redemption at end of period    $569     $1,492    $2,417    $4,654
   Assuming no redemption                  $169     $1,192    $2,217    $4,654
C shares
   Assuming redemption at end of period    $269     $1,192    $2,217    $4,783
   Assuming no redemption                  $169     $1,192    $2,217    $4,783
I shares                                   $ 67     $  900    $1,751    $3,957
R1 shares                                  $179     $1,221    $2,262    $4,861
R2 shares                                  $144     $1,120    $2,103    $4,585
R3 shares                                  $133     $1,091    $2,057    $4,504
R4 shares                                  $108     $1,018    $1,940    $4,298
R5 shares                                  $ 78     $  930    $1,799    $4,044

MFS LIFETIME 2010 FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
A shares                                   $674     $1,297    $1,944    $3,670
B shares(1)
   Assuming redemption at end of period    $571     $1,259    $1,968    $3,733
   Assuming no redemption                  $171     $  959    $1,768    $3,733
C shares
   Assuming redemption at end of period    $271     $  959    $1,768    $3,877
   Assuming no redemption                  $171     $  959    $1,768    $3,877
I shares                                   $ 69     $  660    $1,278    $2,946
R1 shares                                  $181     $  989    $1,815    $3,964
R2 shares                                  $146     $  886    $1,648    $3,654
R3 shares                                  $135     $  856    $1,599    $3,563
R4 shares                                  $110     $  781    $1,477    $3,331
R5 shares                                  $ 80     $  691    $1,328    $3,044

MFS LIFETIME 2020 FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
A shares                                   $696     $1,099    $1,526    $2,712
B shares(1)
   Assuming redemption at end of period    $594     $1,053    $1,539    $2,770
   Assuming no redemption                  $194     $  753    $1,339    $2,770
C shares
   Assuming redemption at end of period    $294     $  753    $1,339    $2,929
   Assuming no redemption                  $194     $  753    $1,339    $2,929
I shares                                   $ 93     $  448    $  827    $1,892
R1 shares                                  $204     $  783    $1,389    $3,026
R2 shares                                  $169     $  678    $1,214    $2,680
R3 shares                                  $159     $  647    $1,163    $2,579
R4 shares                                  $133     $  571    $1,035    $2,320
R5 shares                                  $103     $  479    $  880    $2,001

MFS LIFETIME 2030 FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
A shares                                   $703     $1,231    $1,784    $3,286
B shares(1)
   Assuming redemption at end of period    $601     $1,191    $1,804    $3,347
   Assuming no redemption                  $201     $  891    $1,604    $3,347
C shares
   Assuming redemption at end of period    $301     $  891    $1,604    $3,497
   Assuming no redemption                  $201     $  891    $1,604    $3,497
I shares                                   $100     $  589    $1,106    $2,524
R1 shares                                  $211     $  920    $1,652    $3,588
R2 shares                                  $176     $  816    $1,482    $3,263
R3 shares                                  $166     $  786    $1,432    $3,168
R4 shares                                  $141     $  711    $1,308    $2,926
R5 shares                                  $110     $  620    $1,157    $2,626

MFS LIFETIME 2040 FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
A shares                                   $706     $1,416    $2,145    $4,062
B shares(1)
   Assuming redemption at end of period    $605     $1,383    $2,174    $4,127
   Assuming no redemption                  $205     $1,083    $1,974    $4,127
C shares
   Assuming redemption at end of period    $305     $1,083    $1,974    $4,264
   Assuming no redemption                  $205     $1,083    $1,974    $4,264
I shares                                   $104     $  788    $1,496    $3,379
R1 shares                                  $215     $1,112    $2,021    $4,347
R2 shares                                  $180     $1,010    $1,857    $4,052
R3 shares                                  $170     $  981    $1,810    $3,965
R4 shares                                  $145     $  907    $1,690    $3,744
R5 shares                                  $114     $  818    $1,545    $3,472

(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

CERTAIN INVESTMENT POLICIES AND RISKS

TURNOVER

MFS may engage in active and frequent trading in pursuing each underlying fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the underlying fund's return.

TEMPORARY DEFENSIVE POLICY

In response to market, economic, political, or other conditions, MFS may depart from each fund's as well as each underlying fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's as well as each underlying fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

Each fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected in the "Expense Table."

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in each fund's most recent semi-annual report for the six-month period that ends October 31.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $192 billion as of March 31, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), NO. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include RIGGS V. MFS et al., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH v. MFS et al., CASE NO. 04-MD-01620 (derivative), ANITA WALKER v. MFS et al., CASE NO. 1:04-CV-01758 (ERISA), and REAVES v. MFS SERIES TRUST I, et al., CASE NO. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE v. SUN LIFE FINANCIAL INC., et al., NO. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and MARCUS DUMOND, et al.
v. MASSACHUSETTS FINANCIAL SERVS. CO., et al., NO. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------------
Fund's top 10 securities holdings as of   14 days after month end
each month's end
Fund's full securities holdings as of     24 days after month end
each month's end

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

PORTFOLIO MANAGER(S)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

PORTFOLIO
MANAGER                PRIMARY ROLE          SINCE    TITLE AND FIVE YEAR HISTORY
---------------------------------------------------------------------------------
Joseph C.       Portfolio Manager, General    2005   Investment Officer of MFS;
Flaherty, Jr.   Oversight of a Team of               employed in the investment
                Quantitative Professionals           management area of MFS since
                                                     1993.

ADMINISTRATOR

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, each fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.35% for Class R1; 0.25% for Class R2; 0.15% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin, including payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

SPECIAL SERVICING AGREEMENT

Under a Special Servicing Agreement among MFS, the underlying funds and each fund, each underlying fund may pay a portion of the transfer-agent-related expenses of each fund, including sub-accounting fees payable to financial intermediaries, to the extent that such payments are less than the amount of the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the fund.

DESCRIPTION OF SHARE CLASSES

Each fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 through this prospectus.

Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available to retirement plans only if either MFS or one of its affiliates is responsible for providing participant recordkeeping services (Serviced Plan) or MFS or one of its affiliates has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services (Alliance Plan). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

A Serviced Plan will be limited as to which class of shares it will be eligible to purchase under the terms of the service agreement between MFS or an affiliate and the sponsor of the retirement plan. Currently only Class R1, Class R2, Class R3, Class R4, Class R5, and Class I shares are offered to Serviced Plans; provided that Serviced Plans that held certain other classes of shares of a fund on June 30, 2005, may purchase additional shares of the same class of the fund and may exchange their shares for shares of the same class of any other fund.

SALES CHARGES AND WAIVERS OR REDUCTIONS

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund's Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

CLASS A SHARES. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

                                      INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                      ---------------------------------------
                                    GROSS PURCHASE AMOUNT
AMOUNT OF PURCHASE                    (OFFERING PRICE*)     NET AMOUNT INVESTED
-------------------------------------------------------------------------------
Less than $50,000                           5.75%                  6.10%
$50,000 but less than $100,000              4.75%                  4.99%
$100,000 but less than $250,000             3.75%                  3.90%
$250,000 but less than $500,000             2.75%                  2.83%
$500,000 but less than $1,000,000           2.00%                  2.04%
$1,000,000 or more                          None**                 None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS B SHARES. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

YEAR OF REDEMPTION AFTER PURCHASE   1st   2nd   3rd   4th   5th   6th   7th
---------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE     4%    4%    3%    3%    2%    1%    0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

CLASS I SHARES. Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

CLASS R1, CLASS R2, CLASS R3, CLASS R4, AND CLASS R5 SHARES. Eligible retirement plans may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

SALES CHARGE WAIVERS OR REDUCTIONS. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                           INVESTMENTS ELIGIBLE FOR:
                                           -------------------------
                                  WAIVED INITIAL   REDUCED INITIAL   WAIVED
PROGRAM                            SALES CHARGE      SALES CHARGE     CDSC
---------------------------------------------------------------------------
Letter of Intent                                          X
Right of Accumulation                                     X
Automatic Exchange Plan                 X*
Exchange Privilege                      X*
Systematic Withdrawal Plan                                             X**
Distribution Reinvestment               X
Distribution Investment Program         X
Other Sales Charge Waivers              X                              X

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

** Not available for Class A shares and limited for Class B and Class C shares.

     - LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

          For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

          To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     - RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     - LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

          Eligible accounts that you may link under a LOI and ROA may include:

          -    Individual accounts;

          -    Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          -    MFS 529 College Savings Plan accounts;

          -    Certain single-participant retirement plan accounts;

          -    Certain Individual Retirement Accounts;

          -    Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

          In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

          - Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

          - Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

          It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     - AUTOMATIC EXCHANGE PLAN (not available for R share classes). If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

          - SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, or Class R5. For Class B and Class C shares, you may incur a CDSC when Class B and Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account are withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

     - DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     - DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

CALCULATION OF CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

DISTRIBUTION AND SERVICE FEES

Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, each fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R5 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                      MAXIMUM TOTAL
                MAXIMUM                             DISTRIBUTION AND
CLASS      DISTRIBUTION FEE   MAXIMUM SERVICE FEE      SERVICE FEE
-------------------------------------------------------------------
Class A          0.10%               0.25%                0.35%
Class B          0.75%               0.25%                1.00%
Class C          0.75%               0.25%                1.00%
Class R1         0.50%               0.25%                0.75%
Class R2         0.25%               0.25%                0.50%
Class R3         0.25%               0.25%                0.50%
Class R4          N/A                0.25%                0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

FINANCIAL INTERMEDIARY COMPENSATION

The term "financial intermediary" includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from each fund, (ii) in the form of retirement plan administrative and services payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from each fund, and (iii) in the form of payments paid by MFD from MFD's own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

                UP FRONT COMMISSION AS A
SHARE CLASS   PERCENTAGE OF OFFERING PRICE
------------------------------------------
Class A                  5.75%
Class B                  3.75%
Class C                  1.00%

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; retirement plan administration and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

HOW TO PURCHASE SHARES

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

CLASS A, CLASS B, AND CLASS C SHARES. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

     -    ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC.

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     - ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

CLASS I SHARES. With respect to Class I shares, you can establish an account through your MFD representative, by contacting MFSC directly, or by having your financial intermediary process your purchase. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

R SHARE CLASSES. With respect to the R share classes, you can establish an account through your financial intermediary or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of such class of shares.

HOW TO REDEEM SHARES

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

REDEEMING DIRECTLY THROUGH MFSC.

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, or Class R5 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

HOW TO EXCHANGE SHARES

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Eligible qualified retirement plans other than Serviced Plans can exchange their Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, Serviced Plans holding Class R3 shares on March 31, 2005, can exchange their Class R3 shares for shares of the MFS Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Except with respect to the R share classes, the minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments. There is no minimum exchange amount for the R share classes.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

OTHER CONSIDERATIONS

FREQUENT TRADING

     - RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     - GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

     - SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

          -    out of the MFS money market funds; or

          - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

          In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

          In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

          Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     - LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

          MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

          MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

          If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     - FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

          In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

          To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

UNAUTHORIZED TRANSACTIONS. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

ABILITY TO CONTACT MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

RESERVATION OF OTHER RIGHTS. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

ANTI-MONEY LAUNDERING RESTRICTIONS. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account;

suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

CONFIRMATIONS IN QUARTERLY STATEMENTS. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

VALUATION

The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent a underlying fund's assets are traded in other markets on days when each fund does not price its shares, the value of the underlying fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, underlying funds are generally valued at their net asset value per share. Underlying funds' investments for which reliable market quotations are readily available are valued at market value, except that underlying funds' investments in certain short term debt instruments and a money market fund's investments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each underlying fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each underlying fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of a underlying fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of a underlying fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, a underlying fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating a underlying fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

Each fund except the MFS Lifetime Retirement Income Fund intends to declare and pay a dividend to shareholders at least annually.

The MFS Lifetime Retirement Income Fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

DISTRIBUTION OPTIONS

The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

Dividends and capital gain distributions for Class R1, Class R2, Class R3, Class R4, and Class R5 will automatically be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

Each fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains. The fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investing in underlying funds could affect the amount, timing, and character of distributions from the fund, and, therefore, may increase the amount of taxes payable by shareholders.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund's independent registered public accounting firm, whose report, together with each fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund's independent registered public accounting firm is Ernst & Young LLP.

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS A
Net asset value, beginning of period                        $10.00   $10.00
                                                            ------   ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.39   $ 0.24
Net realized and unrealized gain (loss) on
investments                                                   0.36    (0.02)(g)
                                                            ------   ------
Total from investment operations                            $ 0.75   $ 0.22
                                                            ------   ------
Less distributions declared to shareholders
From net investment income                                  $(0.38)  $(0.22)
From net realized gain on investments                        (0.01)      --
                                                            ------   ------
Total distributions declared to shareholders                $(0.39)  $(0.22)
                                                            ------   ------
Net asset value, end of period                              $10.36   $10.00
                                                            ======   ======
Total return (%) (r)(t)                                       7.67     2.27(n)
                                                            ------   ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.79    14.17(a)
Expenses after expense reductions (f)(h)                      0.45     0.45(a)
Net investment income                                         3.79     3.87(a)
Portfolio turnover                                              22       14
Net assets at end of period (000 omitted)                   $1,954   $  724

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS B
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.32    $ 0.20
Net realized and unrealized gain (loss) on
investments                                                   0.37     (0.01)(g)
                                                            ------    ------
Total from investment operations                            $ 0.69    $ 0.19
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.32)   $(0.19)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.33)   $(0.19)
                                                            ------    ------
Net asset value, end of period                              $10.36    $10.00
                                                            ======    ======
Total return (%) (r)(t)                                       6.98      1.88(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     4.46     14.82(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         3.14      3.21(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $  630    $  367

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS C
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.31    $ 0.19
Net realized and unrealized gain (loss) on
investments                                                   0.38      0.00(w)
                                                            ------    ------
Total from investment operations                            $ 0.69    $ 0.19
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.32)   $(0.19)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.33)   $(0.19)
                                                            ------    ------
Net asset value, end of period                              $10.36    $10.00
                                                            ======    ======
Total return (%) (r)(t)                                       6.98      1.88(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     4.35     14.82(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         3.09      3.14(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $  778    $  379

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS I
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.41    $ 0.25
Net realized and unrealized gain (loss) on
investments                                                   0.38     (0.01)(g)
                                                            ------    ------
Total from investment operations                            $ 0.79    $ 0.24
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.42)   $(0.24)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.43)   $(0.24)
                                                            ------    ------
Net asset value, end of period                              $10.36    $10.00
                                                            ======    ======
Total return (%) (r)                                          8.04      2.48(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.50     13.82(a)
Expenses after expense reductions (f)(h)                      0.10      0.10(a)
Net investment income                                         4.14      4.24(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $   67    $   51

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R1
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.32    $ 0.18
Net realized and unrealized gain (loss) on
investments                                                   0.35      0.00(w)
                                                            ------    ------
Total from investment operations                            $ 0.67    $ 0.18
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.31)   $(0.18)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.32)   $(0.18)
                                                            ------    ------
Net asset value, end of period                              $10.35    $10.00
                                                            ======    ======
Total return (%) (r)                                          6.77      1.82(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     4.65     15.02(a)
Expenses after expense reductions (f)(h)                      1.20      1.20(a)
Net investment income                                         3.04      3.15(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $1,162    $  127

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R2
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.32    $ 0.20
Net realized and unrealized gain (loss) on
investments                                                   0.39     (0.00)(g)(w)
                                                            ------    ------
Total from investment operations                            $ 0.71    $ 0.20
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.34)   $(0.20)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.35)   $(0.20)
                                                            ------    ------
Net asset value, end of period                              $10.36    $10.00
                                                            ======    ======
Total return (%) (r)                                          7.24      2.03(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     4.17     14.72(a)
Expenses after expense reductions (f)(h)                      0.85      0.85(a)
Net investment income                                         3.32      3.49(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $  336    $   51

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R3
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.38    $ 0.20
Net realized and unrealized gain (loss) on
investments                                                   0.34      0.01
                                                            ------    ------
Total from investment operations                            $ 0.72    $ 0.21
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.35)   $(0.21)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.36)   $(0.21)
                                                            ------    ------
Net asset value, end of period                              $10.36    $10.00
                                                            ======    ======
Total return (%) (r)                                          7.35      2.09(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     4.23     14.57(a)
Expenses after expense reductions (f)(h)                      0.75      0.75(a)
Net investment income                                         3.50      3.54(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $1,314    $  241

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R4
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.36    $ 0.22
Net realized and unrealized gain (loss) on
investments                                                   0.38     (0.00)(g)(w)
                                                            ------    ------
Total from investment operations                            $ 0.74    $ 0.22
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.38)   $(0.22)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.39)   $(0.22)
                                                            ------    ------
Net asset value, end of period                              $10.35    $10.00
                                                            ======    ======
Total return (%) (r)                                          7.51      2.24(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.57     14.22(a)
Expenses after expense reductions (f)(h)                      0.50      0.50(a)
Net investment income                                         3.62      3.84(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $  660    $   53

MFS LIFETIME RETIREMENT INCOME FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R5
Net asset value, beginning of period                        $10.00    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.41    $ 0.24
Net realized and unrealized gain (loss) on
investments                                                   0.38      0.00(w)
                                                            ------    ------
Total from investment operations                            $ 0.79    $ 0.24
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.41)   $(0.24)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.42)   $(0.24)
                                                            ------    ------
Net asset value, end of period                              $10.37    $10.00
                                                            ======    ======
Total return (%) (r)                                          8.04      2.42(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.58     13.92(a)
Expenses after expense reductions (f)(h)                      0.20      0.20(a)
Net investment income                                         4.04      4.14(a)
Portfolio turnover                                              22        14
Net assets at end of period (000 omitted)                   $   55    $   51

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, September 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less than $0.01.

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS A
Net asset value, beginning of period                        $10.39    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.35    $ 0.18
Net realized and unrealized gain (loss) on
investments                                                   0.56      0.29
                                                            ------    ------
Total from investment operations                            $ 0.91    $ 0.47
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.20)   $(0.08)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.22)   $(0.08)
                                                            ------    ------
Net asset value, end of period                              $11.08    $10.39
                                                            ======    ======
Total return (%) (r)(t)                                       8.80      4.67(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.63     13.57(a)
Expenses after expense reductions (f)(h)                      0.45      0.45(a)
Net investment income                                         3.25      2.96(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $3,058    $  468

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS B
Net asset value, beginning of period                        $10.37    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.28    $ 0.14
Net realized and unrealized gain (loss) on
investments                                                   0.54      0.29
                                                            ------    ------
Total from investment operations                            $ 0.82    $ 0.43
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.15)   $(0.06)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.17)   $(0.06)
                                                            ------    ------
Net asset value, end of period                              $11.02    $10.37
                                                            ======    ======
Total return (%) (r)(t)                                       7.99      4.32(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.41     14.22(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         2.59      2.32(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $  677    $  138

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS C
Net asset value, beginning of period                        $10.37    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.27    $ 0.14
Net realized and unrealized gain (loss) on
investments                                                   0.56      0.29
                                                            ------    ------
Total from investment operations                            $ 0.83    $ 0.43
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.16)   $(0.06)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.18)   $(0.06)
                                                            ------    ------
Net asset value, end of period                              $11.02    $10.37
                                                            ======    ======
Total return (%) (r)(t)                                       8.01      4.28(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.41     14.22(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         2.60      2.33(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $  522    $   96

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS I
Net asset value, beginning of period                        $10.41    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.36    $ 0.22
Net realized and unrealized gain (loss) on
investments                                                   0.57      0.27
                                                            ------    ------
Total from investment operations                            $ 0.93    $ 0.49
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.21)   $(0.08)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.23)   $(0.08)
                                                            ------    ------
Net asset value, end of period                              $11.11    $10.41
                                                            ======    ======
Total return (%) (r)                                          9.05      4.94(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.63     13.22(a)
Expenses after expense reductions (f)(h)                      0.10      0.10(a)
Net investment income                                         3.53      3.26(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $  546    $  264

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R1
Net asset value, beginning of period                        $10.37    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.26    $ 0.13
Net realized and unrealized gain (loss) on
investments                                                   0.55      0.29
                                                            ------    ------
Total from investment operations                            $ 0.81    $ 0.42
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.17)   $(0.05)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.19)   $(0.05)
                                                            ------    ------
Net asset value, end of period                              $10.99    $10.37
                                                            ======    ======
Total return (%) (r)                                          7.84      4.26(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.39     14.42(a)
Expenses after expense reductions (f)(h)                      1.20      1.20(a)
Net investment income                                         2.53      2.21(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $  829    $   86

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R2
Net asset value, beginning of period                        $10.38    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.30    $ 0.15
Net realized and unrealized gain (loss) on
investments                                                   0.55      0.29
                                                            ------    ------
Total from investment operations                            $ 0.85    $ 0.44
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.18)   $(0.06)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.20)   $(0.06)
                                                            ------    ------
Net asset value, end of period                              $11.03    $10.38
                                                            ======    ======
Total return (%) (r)                                          8.22      4.45(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.08     14.12(a)
Expenses after expense reductions (f)(h)                      0.85      0.85(a)
Net investment income                                         2.82      2.58(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $  846    $   90

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R3
Net asset value, beginning of period                        $10.38    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.32    $ 0.14
Net realized and unrealized gain (loss) on
investments                                                   0.54      0.31
                                                            ------    ------
Total from investment operations                            $ 0.86    $ 0.45
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.18)   $(0.07)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.20)   $(0.07)
                                                            ------    ------
Net asset value, end of period                              $11.04    $10.38
                                                            ======    ======
Total return (%) (r)                                          8.36      4.47(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.03     13.97(a)
Expenses after expense reductions (f)(h)                      0.75      0.75(a)
Net investment income                                         2.94      2.71(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $2,794    $  261

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R4
Net asset value, beginning of period                        $10.39    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.35    $ 0.22
Net realized and unrealized gain (loss) on
investments                                                   0.54      0.25
                                                            ------    ------
Total from investment operations                            $ 0.89    $ 0.47
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.19)   $(0.08)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.21)   $(0.08)
                                                            ------    ------
Net asset value, end of period                              $11.07    $10.39
                                                            ======    ======
Total return (%) (r)                                          8.67      4.71(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.47     13.62(a)
Expenses after expense reductions (f)(h)                      0.50      0.50(a)
Net investment income                                         3.14      3.08(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $4,685    $  549

MFS LIFETIME 2010 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R5
Net asset value, beginning of period                        $10.40    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.37    $ 0.19
Net realized and unrealized gain (loss) on
investments                                                   0.57      0.29
                                                            ------    ------
Total from investment operations                            $ 0.94    $ 0.48
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.21)   $(0.08)
From net realized gain on investments                        (0.02)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.23)   $(0.08)
                                                            ------    ------
Net asset value, end of period                              $11.11    $10.40
                                                            ======    ======
Total return (%) (r)                                          9.06      4.81(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.80     13.32(a)
Expenses after expense reductions (f)(h)                      0.20      0.20(a)
Net investment income                                         3.46      3.22(a)
Portfolio turnover                                              27         3
Net assets at end of period (000 omitted)                   $   57    $   52

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, September 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

MFS LIFETIME 2020 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS A
Net asset value, beginning of period                        $10.85    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.18    $ 0.08
Net realized and unrealized gain (loss) on
investments                                                   1.03      0.92
                                                            ------    ------
Total from investment operations                            $ 1.21    $ 1.00
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.15)   $(0.15)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.21)   $(0.15)
                                                            ------    ------
Net asset value, end of period                              $11.85    $10.85
                                                            ======    ======
Total return (%) (r)(t)                                      11.26     10.14(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.26      5.30(a)
Expenses after expense reductions (f)(h)                      0.45      0.45(a)
Net investment income                                         1.63      1.34(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $8,188    $2,718

MFS LIFETIME 2020 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS B
Net asset value, beginning of period                        $10.82    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.11    $ 0.06
Net realized and unrealized gain (loss) on
investments                                                   1.02      0.90
                                                            ------    ------
Total from investment operations                            $ 1.13    $ 0.96
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.10)   $(0.14)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.16)   $(0.14)
                                                            ------    ------
Net asset value, end of period                              $11.79    $10.82
                                                            ======    ======
Total return (%) (r)(t)                                      10.57      9.71(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.92      5.95(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         1.01      0.84(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $3,428    $1,009

MFS LIFETIME 2020 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS C
Net asset value, beginning of period                        $10.83    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.12    $ 0.06
Net realized and unrealized gain (loss) on
investments                                                   1.01      0.91
                                                            ------    ------
Total from investment operations                            $ 1.13    $ 0.97
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.12)   $(0.14)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.18)   $(0.14)
                                                            ------    ------
Net asset value, end of period                              $11.78    $10.83
                                                            ======    ======
Total return (%) (r)(t)                                      10.58      9.79(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.86      5.95(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment income                                         1.07      0.96(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $1,148    $  143

MFS LIFETIME 2020 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS I
Net asset value, beginning of period                        $10.87    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.22    $ 0.10
Net realized and unrealized gain (loss) on
investments                                                   1.04      0.93
                                                            ------    ------
Total from investment operations                            $ 1.26    $ 1.03
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.17)   $(0.16)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.23)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $11.90    $10.87
                                                            ======    ======
Total return (%) (r)                                         11.71     10.38(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     0.96      4.95(a)
Expenses after expense reductions (f)(h)                      0.10      0.10(a)
Net investment income                                         1.97      1.60(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $  613    $  324

MFS LIFETIME 2020 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R1
Net asset value, beginning of period                        $10.83    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.10    $ 0.04
Net realized and unrealized gain (loss) on
investments                                                   1.02      0.92
                                                            ------    ------
Total from investment operations                            $ 1.12    $ 0.96
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.11)   $(0.13)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.17)   $(0.13)
                                                            ------    ------
Net asset value, end of period                              $11.78    $10.83
                                                            ======    ======
Total return (%) (r)                                         10.41      9.68(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.08      6.14(a)
Expenses after expense reductions (f)(h)                      1.20      1.20(a)
Net investment income                                         0.90      0.58(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $2,549    $  549

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R2
Net asset value, beginning of period                        $10.85    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.14    $ 0.07
Net realized and unrealized gain (loss) on
investments                                                   1.02      0.92
                                                            ------    ------
Total from investment operations                            $ 1.16    $ 0.99
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.14)   $(0.14)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.20)   $(0.14)
                                                            ------    ------
Net asset value, end of period                              $11.81    $10.85
                                                            ======    ======
Total return (%) (r)                                         10.79      9.97(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.70      5.85(a)
Expenses after expense reductions (f)(h)                      0.85      0.85(a)
Net investment income                                         1.25      1.19(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $2,596    $   90

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                              2007    2006(c)
CLASS R3
Net asset value, beginning of period                        $ 10.84    $10.00
                                                            -------    ------
Income (loss) from investment operations
Net investment income (d)                                   $  0.15    $ 0.08
Net realized and unrealized gain (loss) on
investments                                                    1.03      0.91
                                                            -------    ------
Total from investment operations                            $  1.18    $ 0.99
                                                            -------    ------
Less distributions declared to shareholders
From net investment income                                  $ (0.13)   $(0.15)
From net realized gain on investments                         (0.06)       --
                                                            -------    ------
Total distributions declared to shareholders                $ (0.19)   $(0.15)
                                                            -------    ------
Net asset value, end of period                              $ 11.83    $10.84
                                                            =======    ======
Total return (%) (r)                                          11.03      9.99(n)
                                                            -------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                      1.62      5.69(a)
Expenses after expense reductions (f)(h)                       0.75      0.75(a)
Net investment income                                          1.36      1.28(a)
Portfolio turnover                                                7         4
Net assets at end of period (000 omitted)                   $10,494    $1,271

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
                                                            YEARS ENDED 4/30
                                                            -----------------
                                                              2007    2006(c)
CLASS R4
Net asset value, beginning of period                        $ 10.86    $10.00
                                                            -------    ------
Income (loss) from investment operations
Net investment income (d)                                   $  0.19    $ 0.12
Net realized and unrealized gain (loss) on
investments                                                    1.01      0.89
                                                            -------    ------
Total from investment operations                            $  1.20    $ 1.01
                                                            -------    ------
Less distributions declared to shareholders
From net investment income                                  $ (0.15)   $(0.15)
From net realized gain on investments                         (0.06)       --
                                                            -------    ------
Total distributions declared to shareholders                $ (0.21)   $(0.15)
                                                            -------    ------
Net asset value, end of period                              $ 11.85    $10.86
                                                            =======    ======
Total return (%) (r)                                          11.15     10.24(n)
                                                            -------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                      1.26      5.35(a)
Expenses after expense reductions (f)(h)                       0.50      0.50(a)
Net investment income                                          1.67      1.63(a)
Portfolio turnover                                                7         4
Net assets at end of period (000 omitted)                   $11,326    $1,480

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R5
Net asset value, beginning of period                        $10.87    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.21    $ 0.11
Net realized and unrealized gain (loss) on
investments                                                   1.04      0.91
                                                            ------    ------
Total from investment operations                            $ 1.25    $ 1.02
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.16)   $(0.15)
From net realized gain on investments                        (0.06)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.22)   $(0.15)
                                                            ------    ------
Net asset value, end of period                              $11.90    $10.87
                                                            ======    ======
Total return (%) (r)                                         11.61     10.35(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.09      5.05(a)
Expenses after expense reductions (f)(h)                      0.20      0.20(a)
Net investment income                                         1.88      1.87(a)
Portfolio turnover                                               7         4
Net assets at end of period (000 omitted)                   $   62    $   55

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, September 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS A
Net asset value, beginning of period                        $11.10    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.07    $ 0.01
Net realized and unrealized gain (loss) on
investments                                                   1.20      1.25
                                                            ------    ------
Total from investment operations                            $ 1.27    $ 1.26
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.12)   $(0.16)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.13)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $12.24    $11.10
                                                            ======    ======
Total return (%) (r)(t)                                      11.57     12.73(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.84     11.40(a)
Expenses after expense reductions (f)(h)                      0.45      0.45(a)
Net investment income                                         0.63      0.20(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $4,758    $  686

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
                                                             YEARS ENDED 4/30
                                                            -------------------
                                                             2007       2006(c)
CLASS B
Net asset value, beginning of period                        $11.07       $10.00
                                                            ------       ------
Income (loss) from investment operations
Net investment income (loss) (d)                            $(0.00)(w)   $(0.03)
Net realized and unrealized gain (loss) on
investments                                                   1.19         1.25
                                                            ------       ------
Total from investment operations                            $ 1.19       $ 1.22
                                                            ------       ------
Less distributions declared to shareholders
From net investment income                                  $(0.08)      $(0.15)
From net realized gain on investments                        (0.01)          --
                                                            ------       ------
Total distributions declared to shareholders                $(0.09)      $(0.15)
                                                            ------       ------
Net asset value, end of period                              $12.17       $11.07
                                                            ======       ======
Total return (%) (r)(t)                                      10.80        12.36(n)
                                                            ------       ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.54        12.05(a)
Expenses after expense reductions (f)(h)                      1.10         1.10(a)
Net investment loss                                          (0.04)       (0.41)(a)
Portfolio turnover                                              17            4
Net assets at end of period (000 omitted)                   $1,269       $  382

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS C
Net asset value, beginning of period                        $11.08    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment loss (d)                                     $(0.02)   $(0.01)
Net realized and unrealized gain (loss) on
investments                                                   1.20      1.24
                                                            ------    ------
Total from investment operations                            $ 1.18    $ 1.23
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.05)   $(0.15)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.06)   $(0.15)
                                                            ------    ------
Net asset value, end of period                              $12.20    $11.08
                                                            ======    ======
Total return (%) (r)(t)                                      10.72     12.39(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.61     12.05(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment loss                                          (0.16)    (0.13)(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $  450    $  114

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS I
Net asset value, beginning of period                        $11.12    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.10    $ 0.04
Net realized and unrealized gain (loss) on
investments                                                   1.22      1.25
                                                            ------    ------
Total from investment operations                            $ 1.32    $ 1.29
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.14)   $(0.17)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.15)   $(0.17)
                                                            ------    ------
Net asset value, end of period                              $12.29    $11.12
                                                            ======    ======
Total return (%) (r)                                         11.99     12.99(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.62     11.05(a)
Expenses after expense reductions (f)(h)                      0.10      0.10(a)
Net investment income                                         0.91      0.67(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $1,314    $  701

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R1
Net asset value, beginning of period                        $11.08    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment loss (d)                                     $(0.02)   $(0.03)
Net realized and unrealized gain (loss) on
investments                                                   1.20      1.25
                                                            ------    ------
Total from investment operations                            $ 1.18    $ 1.22
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.08)   $(0.14)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.09)   $(0.14)
                                                            ------    ------
Net asset value, end of period                              $12.17    $11.08
                                                            ======    ======
Total return (%) (r)                                         10.72     12.29(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.69     12.25(a)
Expenses after expense reductions (f)(h)                      1.20      1.20(a)
Net investment loss                                          (0.14)    (0.49)(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $1,330    $  306

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
                                                             YEARS ENDED 4/30
                                                            ------------------
                                                             2007      2006(c)
CLASS R2
Net asset value, beginning of period                        $11.09      $10.00
                                                            ------      ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.00(w)   $ 0.00(w)
Net realized and unrealized gain (loss) on
investments                                                   1.23        1.24
                                                            ------      ------
Total from investment operations                            $ 1.23      $ 1.24
                                                            ------      ------
Less distributions declared to shareholders
From net investment income                                  $(0.09)     $(0.15)
From net realized gain on investments                        (0.01)         --
                                                            ------      ------
Total distributions declared to shareholders                $(0.10)     $(0.15)
                                                            ------      ------
Net asset value, end of period                              $12.22      $11.09
                                                            ======      ======
Total return (%) (r)                                         11.17       12.49(n)
                                                            ------      ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.29       11.95(a)
Expenses after expense reductions (f)(h)                      0.85        0.85(a)
Net investment income                                         0.03        0.05(a)
Portfolio turnover                                              17           4
Net assets at end of period (000 omitted)                   $1,131      $   62

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R3
Net asset value, beginning of period                        $11.09    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.04    $ 0.01
Net realized and unrealized gain (loss) on
investments                                                   1.19      1.23
                                                            ------    ------
Total from investment operations                            $ 1.23    $ 1.24
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.11)   $(0.15)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.12)   $(0.15)
                                                            ------    ------
Net asset value, end of period                              $12.20    $11.09
                                                            ======    ======
Total return (%) (r)                                         11.18     12.56(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.21     11.80(a)
Expenses after expense reductions (f)(h)                      0.75      0.75(a)
Net investment income                                         0.35      0.10(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $5,980    $  331

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R4
Net asset value, beginning of period                        $11.10    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.08    $ 0.02
Net realized and unrealized gain (loss) on
investments                                                   1.18      1.24
                                                            ------    ------
Total from investment operations                            $ 1.26    $ 1.26
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.12)   $(0.16)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.13)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $12.23    $11.10
                                                            ======    ======
Total return (%) (r)                                         11.49     12.72(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.79     11.45(a)
Expenses after expense reductions (f)(h)                      0.50      0.50(a)
Net investment income                                         0.69      0.33(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $8,198    $  354

MFS LIFETIME 2030 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R5
Net asset value, beginning of period                        $11.12    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.09    $ 0.04
Net realized and unrealized gain (loss) on
investments                                                   1.21      1.24
                                                            ------    ------
Total from investment operations                            $ 1.30    $ 1.28
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.13)   $(0.16)
From net realized gain on investments                        (0.01)       --
                                                            ------    ------
Total distributions declared to shareholders                $(0.14)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $12.28    $11.12
                                                            ======    ======
Total return (%) (r)                                         11.80     12.97(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     1.78     11.15(a)
Expenses after expense reductions (f)(h)                      0.20      0.20(a)
Net investment income                                         0.85      0.71(a)
Portfolio turnover                                              17         4
Net assets at end of period (000 omitted)                   $   63    $   56

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, September 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less then $0.01

MFS LIFETIME 2040 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS A
Net asset value, beginning of period                        $11.10    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.04    $ 0.01
Net realized and unrealized gain (loss) on
investments                                                   1.27      1.26
                                                            ------    ------
Total from investment operations                            $ 1.31    $ 1.27
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.09)   $(0.16)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.14)   $(0.17)
                                                            ------    ------
Net asset value, end of period                              $12.27    $11.10
                                                            ======    ======
Total return (%) (r)(t)                                      11.86     12.76(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.75     11.32(a)
Expenses after expense reductions (f)(h)                      0.45      0.45(a)
Net investment income                                         0.38      0.10(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $3,420    $  599

MFS LIFETIME 2040 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS B
Net asset value, beginning of period                        $11.08    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment loss (d)                                     $(0.03)   $(0.03)
Net realized and unrealized gain (loss) on
investments                                                   1.24      1.27
                                                            ------    ------
Total from investment operations                            $ 1.21    $ 1.24
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.03)   $(0.15)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.08)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $12.21    $11.08
                                                            ======    ======
Total return (%) (r)(t)                                      11.00     12.45(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.57     11.97(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment loss                                          (0.27)    (0.45)(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $1,124    $  466

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS C
Net asset value, beginning of period                        $11.08    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment loss (d)                                     $(0.03)   $(0.02)
Net realized and unrealized gain (loss) on
investments                                                   1.25      1.25
                                                            ------    ------
Total from investment operations                            $ 1.22    $ 1.23
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.02)   $(0.14)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.07)   $(0.15)
                                                            ------    ------
Net asset value, end of period                              $12.23    $11.08
                                                            ======    ======
Total return (%) (r)(t)                                      11.05     12.38(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.57     11.97(a)
Expenses after expense reductions (f)(h)                      1.10      1.10(a)
Net investment loss                                          (0.31)    (0.26)(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $  212    $   86

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
                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS I
Net asset value, beginning of period                        $11.12    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.08    $ 0.04
Net realized and unrealized gain (loss) on
investments                                                   1.27      1.25
                                                            ------    ------
Total from investment operations                            $ 1.35    $ 1.29
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.10)   $(0.16)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.15)   $(0.17)
                                                            ------    ------
Net asset value, end of period                              $12.32    $11.12
                                                            ======    ======
Total return (%) (r)                                         12.26     13.01(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.59     10.97(a)
Expenses after expense reductions (f)(h)                      0.10      0.10(a)
Net investment income                                         0.71      0.62(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $1,004    $  582


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

MFS LIFETIME 2040 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R1
Net asset value, beginning of period                        $11.08    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment loss (d)                                     $(0.05)   $(0.03)
Net realized and unrealized gain (loss) on
investments                                                   1.26      1.25
                                                            ------    ------
Total from investment operations                            $ 1.21    $ 1.22
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.04)   $(0.13)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.09)   $(0.14)
                                                            ------    ------
Net asset value, end of period                              $12.20    $11.08
                                                            ======    ======
Total return (%) (r)                                         11.00     12.31(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.55     12.17(a)
Expenses after expense reductions (f)(h)                      1.20      1.20(a)
Net investment loss                                          (0.42)    (0.42)(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $  752    $  127


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

MFS LIFETIME 2040 FUND

                                                             YEARS ENDED 4/30
                                                            -------------------
                                                             2007       2006(c)
CLASS R2
Net asset value, beginning of period                        $11.10       $10.00
                                                            ------       ------
Income (loss) from investment operations
Net investment income (loss) (d)                            $(0.00)(w)   $ 0.00(w)
Net realized and unrealized gain (loss) on
investments                                                   1.25         1.25
                                                            ------       ------
Total from investment operations                            $ 1.25       $ 1.25
                                                            ------       ------
Less distributions declared to shareholders
From net investment income                                  $(0.07)      $(0.14)
From net realized gain on investments                        (0.05)       (0.01)
                                                            ------       ------
Total distributions declared to shareholders                $(0.12)      $(0.15)
                                                            ------       ------
Net asset value, end of period                              $12.23       $11.10
                                                            ======       ======
Total return (%) (r)                                         11.33        12.61(n)
                                                            ------       ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.14        11.87(a)
Expenses after expense reductions (f)(h)                      0.85         0.85(a)
Net investment income (loss)                                 (0.02)        0.02(a)
Portfolio turnover                                              11           33
Net assets at end of period (000 omitted)                   $  687       $   56


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

MFS LIFETIME 2040 FUND

                                                             YEARS ENDED 4/30
                                                            -------------------
                                                             2007       2006(c)
CLASS R3
Net asset value, beginning of period                        $11.10       $10.00
                                                            ------       ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.00(w)    $ 0.01
Net realized and unrealized gain (loss) on
investments                                                   1.26         1.25
                                                            ------       ------
Total from investment operations                            $ 1.26       $ 1.26
                                                            ------       ------
Less distributions declared to shareholders
From net investment income                                  $(0.07)      $(0.15)
From net realized gain on investments                        (0.05)       (0.01)
                                                            ------       ------
Total distributions declared to shareholders                $(0.12)      $(0.16)
                                                            ------       ------
Net asset value, end of period                              $12.24       $11.10
                                                            ======       ======
Total return (%) (r)                                         11.43        12.70(n)
                                                            ------       ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     3.06        11.72(a)
Expenses after expense reductions (f)(h)                      0.75         0.75(a)
Net investment income                                         0.03         0.08(a)
Portfolio turnover                                              11           33
Net assets at end of period (000 omitted)                   $3,702       $  323


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

MFS LIFETIME 2040 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R4
Net asset value, beginning of period                        $11.11    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.05    $ 0.03
Net realized and unrealized gain (loss) on
investments                                                   1.25      1.24
                                                            ------    ------
Total from investment operations                            $ 1.30    $ 1.27
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.09)   $(0.15)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.14)   $(0.16)
                                                            ------    ------
Net asset value, end of period                              $12.27    $11.11
                                                            ======    ======
Total return (%) (r)                                         11.74     12.84(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.78     11.37(a)
Expenses after expense reductions (f)(h)                      0.50      0.50(a)
Net investment income                                         0.39      0.38(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $2,371    $  169


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

MFS LIFETIME 2040 FUND

                                                            YEARS ENDED 4/30
                                                            ----------------
                                                             2007    2006(c)
CLASS R5
Net asset value, beginning of period                        $11.12    $10.00
                                                            ------    ------
Income (loss) from investment operations
Net investment income (d)                                   $ 0.07    $ 0.04
Net realized and unrealized gain (loss) on
investments                                                   1.26      1.25
                                                            ------    ------
Total from investment operations                            $ 1.33    $ 1.29
                                                            ------    ------
Less distributions declared to shareholders
From net investment income                                  $(0.09)   $(0.16)
From net realized gain on investments                        (0.05)    (0.01)
                                                            ------    ------
Total distributions declared to shareholders                $(0.14)   $(0.17)
                                                            ------    ------
Net asset value, end of period                              $12.31    $11.12
                                                            ======    ======
Total return (%) (r)                                         12.07     12.99(n)
                                                            ------    ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)                     2.78     11.07(a)
Expenses after expense reductions (f)(h)                      0.20      0.20(a)
Net investment income                                         0.60      0.67(a)
Portfolio turnover                                              11        33
Net assets at end of period (000 omitted)                   $   63    $   56

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, September 29, 2005, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less than $0.01.


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

                                                                      APPENDIX A

DESCRIPTION OF UNDERLYING FUNDS

Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI, and Annual and Semi-Annual Reports, may be obtained on-line at mfs.com, or by contacting MFSC.

MFS NEW DISCOVERY FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in equity securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with small capitalizations.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


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

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers within the range of the Russell Mid Cap Growth Index at the time of purchase. As of April 30, 2007, the range of the Russell Mid Cap Growth Index was between $1.3 billion and $25.6 billion. Issuers whose market capitalizations fall outside this range after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

MFS normally invests the fund's assets primarily in equity securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

MFS MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers within the range of the Russell Midcap Value Index at the time of purchase. As of April 30, 2007, the range of the Russell Midcap Value Index was between $1.3 billion and $25.6 billion. Issuers whose market capitalizations fall outside this range after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

MFS normally invests the fund's assets primarily in equity securities.


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

MFS may invest the fund's assets in foreign securities.

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS may also invest the fund's assets in derivatives.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

MFS CORE GROWTH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in equity securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.


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

MFS RESEARCH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund's assets in companies of any size.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS VALUE FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in equity securities.

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.


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

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS INTERNATIONAL NEW DISCOVERY FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively high percentage of the fund's assets in a single country or a small number of countries.

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with small to medium capitalizations.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS RESEARCH INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


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

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

MFS may invest a relatively high percentage of the fund's assets in a single country or a small number of countries.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund's assets in companies of any size.

MFS may also invest the fund's assets in derivatives.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS HIGH INCOME FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in high income debt instruments.

MFS may invest the fund's assets in other types of debt instruments.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.


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

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS INFLATION ADJUSTED BOND FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return that exceeds the rate of inflation over the long-term with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in inflation-adjusted debt instruments and other investments with inflation-adjusting features.

MFS currently intends to focus the fund's investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund's assets in other inflation-adjusted debt instruments and non-inflation-adjusted debt instruments.

MFS generally invests substantially all of the fund's assets in investment grade debt instruments.

MFS may invest the fund's assets in foreign securities.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS RESEARCH BOND FUND

INVESTMENT OBJECTIVE


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

The fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in debt instruments.

MFS primarily invests the fund's assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest the fund's assets in foreign securities.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may also invest the fund's assets in derivatives.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by sectors of the debt market.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in U.S. Government securities.

MFS generally invests substantially all of the fund's assets in investment grade debt instruments.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current


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

market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS LIMITED MATURITY FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on current income, but also considering capital preservation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets primarily in debt instruments with "limited" maturities (generally securities with remaining maturities of 5 years or less).

MFS generally invests substantially all of the fund's assets in investment grade debt instruments.

The fund's dollar-weighted average life will normally not exceed five years. In determining an instrument's life for purposes of calculating the fund's average life, an estimate of the average time for its principal to be paid is used. This can be substantially shorter than its stated maturity.

MFS may invest the fund's assets in U.S. dollar-denominated foreign securities.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS FLOATING RATE HIGH INCOME FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.


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

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in floating rate loans and other floating rate instruments and money market instruments with a remaining maturity of 60 days or less.

MFS normally invests the fund's assets primarily in interests in senior floating rate loans. MFS may also invest the fund's assets in revolving credit lines, other types of floating rate debt securities, and money market instruments.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments.

MFS may invest the fund's assets in foreign securities.

The fund is a non-diversified fund. This means that MFS may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

MFS may also invest the fund's assets in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests the fund's assets in money market instruments and repurchase agreements.

MFS may invest the fund's assets in U.S. dollar-denominated foreign money market instruments.

In buying and selling investments for the fund, MFS complies with industry-standard regulatory requirements for money market funds regarding credit quality, diversification and maturity. MFS stresses maintaining a stable $1 share price, liquidity, and income.


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MFS(R) LIFETIME(R) FUNDS

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS(R) LIFETIME(R) FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about each fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2007, provides more detailed information about each fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116-3741
     Telephone: 1-800-225-2606
     Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. Reports and other information about each fund are available on the Edgar Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

          Each fund's Investment Company Act file number is 811-21780.

[MFS(R) LOGO]           STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT   INFORMATION
                        SEPTEMBER 1, 2007

MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND

EACH A SERIES OF TRUST XII
500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about each Fund and should be read in conjunction with each Fund's Prospectus dated September 1, 2007. Each Fund's financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund's Prospectus and Annual Report without charge by contacting each Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to each Fund.

DEFINITIONS                                                                   XX
MANAGEMENT OF THE FUND                                                        XX
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS                                  XX
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS                                XX
TAX CONSIDERATIONS                                                            XX
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                              XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS        XX
APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES                              XX
APPENDIX B - SHARE OWNERSHIP                                                  XX
APPENDIX C - PORTFOLIO MANAGER(S)                                             XX
APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION                            XX
APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS                     XX
APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                 XX

DEFINITIONS

"Funds" - MFS(R) Lifetime(R) Retirement Income Fund, MFS(R) Lifetime(R) 2010 Fund, MFS(R) Lifetime(R) 2020 Fund, MFS(R) Lifetime(R) 2030 Fund, MFS(R) Lifetime(R) 2040 Fund, each a series of the Trust.

"Trust" - MFS Series Trust XII, a Massachusetts business trust organized on June 29, 2005.

"MFS" - Massachusetts Financial Services Company, a Delaware corporation.

"MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" - MFS Service Center, Inc., a Delaware corporation.

"Prospectus" - The Prospectus of the funds, dated September 1, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

THE FUNDS

Each Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

TRUSTEE COMPENSATION AND COMMITTEES

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX B to this Part I.

PORTFOLIO MANAGER(S)

Information regarding the Funds' portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX C to this Part I.

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by each Fund to certain of its service providers -- for advisory services, administrative services, retirement plan administration and services, and transfer agency services -- for certain specified periods, is set forth in APPENDIX D to this Part I.

CUSTODIAN

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling each fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each fund's investments, serving as each fund's foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for each fund, and calculating the daily net asset value of each class of shares of each fund. Each fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each fund has an expense offset arrangement that reduces each fund's custodian fees based upon the amount of cash maintained by each fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid for certain specified periods in connection with the purchase and sale of each Fund's shares are set forth in APPENDIX E to this Part I.

DISTRIBUTION PLAN PAYMENTS

Payments made by each Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

INVESTMENT STRATEGIES AND RISKS

Certain investment strategies and risks are described in APPENDIX E to Part II of this SAI.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund's most recent fiscal year, are set forth in APPENDIX F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

Each Fund's Financial Statements and Financial Highlights for the fiscal year ended April 30, 2007, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.

                                                             PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

TRUSTEE COMPENSATION TABLE

MFS LIFETIME RETIREMENT INCOME FUND:

                            TRUSTEE     RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                           FEES FROM     ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEES                  THE FUND(1)       FUND EXPENSE          COMPLEX(2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A                N/A                   N/A
Robert C. Pozen               N/A                N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             $144                N/A              $210,289
Lawrence H. Cohn, M.D        $144               $  0              $208,289
David H. Gunning             $135                N/A              $219,642
William R. Gutow             $144                N/A              $208,289
Michael Hegarty              $144                N/A              $209,289
J. Atwood Ives               $145               $792              $285,289
Lawrence T. Perera           $144               $869              $228,289
J. Dale Sherratt             $144               $  0              $250,289
Laurie J. Thomsen            $144                N/A              $209,289
Robert W. Uek                $144                N/A              $227,789

MFS LIFETIME 2010 FUND:

                            TRUSTEE     RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                           FEES FROM     ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEES                  THE FUND(1)       FUND EXPENSE          COMPLEX(2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A                N/A                   N/A
Robert C. Pozen               N/A                N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             $154                N/A              $210,289
Lawrence H. Cohn, M.D        $154               $  0              $208,289
David H. Gunning             $135                N/A              $219,642
William R. Gutow             $154                N/A              $208,289
Michael Hegarty              $154                N/A              $209,289
J. Atwood Ives               $156               $792              $285,289
Lawrence T. Perera           $154               $869              $228,289
J. Dale Sherratt             $155               $  0              $250,289
Laurie J. Thomsen            $154                N/A              $209,289
Robert W. Uek                $155                N/A              $227,789

MFS LIFETIME 2020 FUND:

                            TRUSTEE     RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                           FEES FROM     ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEES                  THE FUND(1)       FUND EXPENSE          COMPLEX(2)
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A                N/A                   N/A
Robert C. Pozen               N/A                N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             $147                N/A              $210,289
Lawrence H. Cohn, M.D        $147               $  0              $208,289
David H. Gunning             $137                N/A              $219,642
William R. Gutow             $147                N/A              $208,289
Michael Hegarty              $147                N/A              $209,289
J. Atwood Ives               $153               $792              $285,289
Lawrence T. Perera           $148               $869              $228,289
J. Dale Sherratt             $151               $  0              $250,289
Laurie J. Thomsen            $149                N/A              $209,289
Robert W. Uek                $149                N/A              $227,789

MFS LIFETIME 2030 FUND:

                            TRUSTEE     RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                           FEES FROM     ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEES                  THE FUND(1)       FUND EXPENSE          COMPLEX(2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A                N/A                   N/A
Robert C. Pozen               N/A                N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             $148                N/A              $210,289
Lawrence H. Cohn, M.D        $148               $  0              $208,289
David H. Gunning             $136                N/A              $219,642
William R. Gutow             $148                N/A              $208,289
Michael Hegarty              $148                N/A              $209,289
J. Atwood Ives               $151               $792              $285,289
Lawrence T. Perera           $148               $869              $228,289
J. Dale Sherratt             $150               $  0              $250,289
Laurie J. Thomsen            $149                N/A              $209,289
Robert W. Uek                $149                N/A              $227,789

MFS LIFETIME 2040 FUND:

                            TRUSTEE     RETIREMENT BENEFITS   TOTAL TRUSTEE FEES
                           FEES FROM     ACCRUED AS PART OF   FROM FUND AND FUND
TRUSTEES                  THE FUND(1)       FUND EXPENSE          COMPLEX(2)
----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A                N/A                   N/A
Robert C. Pozen               N/A                N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler             $141                N/A              $210,289
Lawrence H. Cohn, M.D        $141               $  0              $208,289
David H. Gunning             $135                N/A              $219,642
William R. Gutow             $141                N/A              $208,289
Michael Hegarty              $141                N/A              $209,289
J. Atwood Ives               $143               $792              $285,289
Lawrence T. Perera           $141               $869              $228,289
J. Dale Sherratt             $142               $  0              $250,289
Laurie J. Thomsen            $141                N/A              $209,289
Robert W. Uek                $141                N/A              $227,789

(1)  For the fiscal year ended April 30, 2007.

(2) Information is provided for calendar year 2006. Each Trustee receiving compensation served as Trustee for 97 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2006, of approximately $102 billion).

Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

COMMITTEES

The Board has established the following Committees:

                          NUMBER OF
                         MEETINGS IN
NAME OF COMMITTE         LAST FISCAL      FUNCTIONS                                           CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE               8           Oversees the accounting and auditing procedures     Butler*, Gutow*,
                                          of the Fund and, among other duties, considers      Sherratt*,
                                          the selection of the independent accountants for    Thomsen*, and
                                          the Fund and the scope of the audit, and            Uek*
                                          considers the effect on the independence of those
                                          accountants of any non-audit services such
                                          accountants provide to the Fund and any audit or
                                          non-audit services such accountants provide to
                                          other MFS Funds, MFS and/or certain affiliates.
                                          The Committee is also responsible for
                                          establishing procedures for the receipt,
                                          retention, and treatment of complaints received
                                          by the Fund regarding accounting, internal
                                          accounting controls, or auditing matters and the
                                          confidential, anonymous submission of concerns
                                          regarding questionable fund accounting matters by
                                          officers of the Fund and employees of the Fund's
                                          investment adviser, administrator, principal
                                          underwriter, or any other provider of
                                          accounting-related services to the Fund.

COMPLIANCE AND                8           Oversees the development and implementation of      Butler*, Cohn*,
GOVERNANCE COMMITTEE                      the Fund's regulatory and fiduciary compliance      Gunning*,
                                                                                              Gutow*,
                                                                                              and Sherratt*

                          NUMBER OF
                         MEETINGS IN
NAME OF COMMITTE         LAST FISCAL      FUNCTIONS                                           CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
                                          policies, procedures, and practices under the
                                          1940 Act, and other applicable laws, as well as
                                          oversight of compliance policies of the Fund's
                                          investment adviser and certain other service
                                          providers as they relate to Fund activities. The
                                          Fund's Independent Chief Compliance Officer
                                          reports directly to the Committee and assists the
                                          Committee in carrying out its responsibilities.
                                          In addition, the Committee advises and makes
                                          recommendations to the Board on matters
                                          concerning Trustee practices and recommendations
                                          concerning the functions and duties of the
                                          committees of the Board.

CONTRACTS REVIEW              5           Requests, reviews, and considers the information    All non-interested
COMMITTEE                                 deemed reasonably necessary to evaluate the terms   Trustees of the
                                          of the investment advisory and principal            Board (Butler,
                                          underwriting agreements and the Plan of             Cohn, Gunning,
                                          Distribution under Rule 12b-1 that the Fund         Gutow, Hegarty,
                                          proposes to renew or continue, and to make its      Ives, Perera,
                                          recommendations to the full Board of Trustees on    Sherratt, Thomsen,
                                          these matters.                                      and Uek)

NOMINATION AND                1           Recommends qualified candidates to the Board in     All non-interested
                                          the event that a position is vacated or created.    Trustees of the
                                          The Committee will consider recommendations by      Board (Butler,
                                          shareholders when a vacancy exists. Shareholders    Cohn, Gunning,
                                          wishing to                                          Gutow, Hegarty,
                                                                                              Ives, Perera,
                                                                                              Sherratt, Thomsen,

                          NUMBER OF
                         MEETINGS IN
NAME OF COMMITTE         LAST FISCAL      FUNCTIONS                                           CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
                                          recommend candidates for Trustee for                and Uek)
                                          consideration by the Committee may do so by
                                          writing to the Fund's Secretary at the principal
                                          executive office of the Fund. Such
                                          recommendations must be accompanied by
                                          biographical and occupational data on the
                                          candidate (including whether the candidate would
                                          be an "interested person" of the Fund), a written
                                          consent by the candidate to be named as a nominee
                                          and to serve as Trustee if elected, record and
                                          ownership information for the recommending
                                          shareholder with respect to the Fund, and a
                                          description of any arrangements or understandings
                                          regarding recommendation of the candidate for
                                          consideration. The Committee is also responsible
                                          for making recommendations to the Board regarding
                                          any necessary standards or qualifications for
                                          service on the Board. The Committee also reviews
                                          and makes recommendations to the Board regarding
                                          compensation for the non-interested Trustees.

PORTFOLIO TRADING             8           Oversees the policies, procedures, and practices    Cohn*, Gunning*,
AND MARKET REVIEW                         of the Fund with respect to brokerage               Hegarty*, and
COMMITTEE                                 transactions involving portfolio securities as      Perera*
                                          those policies, procedures, and

                          NUMBER OF
                         MEETINGS IN
NAME OF COMMITTE         LAST FISCAL      FUNCTIONS                                           CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
                                          practices are carried out by MFS and its
                                          affiliates. The Committee also oversees the
                                          administration of the Fund's proxy voting
                                          policies and procedures by MFS. In addition, the
                                          Committee receives reports from MFS regarding the
                                          policies, procedures, and practices of MFS and
                                          its affiliates in connection with their marketing
                                          and distribution of shares of the Fund.

PRICING COMMITTEE             8           Oversees the determination of the value of the      Hegarty*,
                                          portfolio securities and other assets held by the   Perera*,
                                          Fund and determines or causes to be determined      Thomsen*,
                                          the fair value of securities and assets for which   and Uek*
                                          market quotations are not "readily available" in
                                          accordance with the 1940 Act. The Committee
                                          delegates primary responsibility for carrying out
                                          these functions to MFS and MFS' internal
                                          valuation committee pursuant to pricing policies
                                          and procedures approved by the Committee and
                                          adopted by the full Board. These policies include
                                          methodologies to be followed by MFS in
                                          determining the fair values of portfolio
                                          securities and other assets held by the Fund for
                                          which market quotations are not readily
                                          available. The Committee meets periodically with
                                          the members of MFS' internal valuation committee
                                          to

                          NUMBER OF
                         MEETINGS IN
NAME OF COMMITTE         LAST FISCAL      FUNCTIONS                                           CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
                                          review and assess the quality of fair valuation
                                          and other pricing determinations made pursuant to
                                          the Fund's pricing policies and procedures, and
                                          to review and assess the policies and procedures
                                          themselves. The Committee also exercises the
                                          responsibilities of the Board under the Amortized
                                          Cost Valuation Procedures approved by the Board
                                          on behalf of each Fund which holds itself out as
                                          a "money market fund" in accordance with Rule
                                          2a-7 under the 1940 Act.

SERVICES CONTRACTS            8           Reviews and evaluates the contractual               Gunning*,
COMMITTEE                                 arrangements of the Fund relating to transfer       Sherratt*,
                                          agency, administrative services, custody, pricing   Thomsen*,
                                          and bookkeeping services, and lending of            and Uek*
                                          portfolio securities, and makes recommendations
                                          to the full Board of Trustees on these matters.

(1)  The Trustees' identification and background are set forth in Appendix A to
     Part II.

* Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.

                                                             PART I - APPENDIX B

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of May 31, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. Over $100,000

                                                    AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY      MFS FUNDS OVERSEEN BY
NAME OF TRUSTEE           SECURITIES IN EACH FUND            TRUSTEES
-----------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                          D
Robert C. Pozen                      N                          D

NON-INTERESTED TRUSTEES
Robert E. Butler                     N                          D
Lawrence H. Cohn, M.D                N                          D
David H. Gunning                     N                          D
William R. Gutow                     N                          D
Michael Hegarty                      N                          D
J. Atwood Ives                       N                          D
Lawrence T. Perera                   N                          D
J. Dale Sherratt                     N                          D
Laurie J. Thomsen                    N                          D
Robert W. Uek                        N                          D

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together) as of May 31, 2007, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                               JURISDICTION OF
                                ORGANIZATION
NAME AND ADDRESS OF INVESTOR   (IF A COMPANY)    PERCENTAGE OWNERSHIP
---------------------------------------------------------------------
             N/A                     N/A                 N/A

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of a Fund's shares as of May 31, 2007. All holdings are of record unless otherwise indicated.

NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND               PERCENTAGE
--------------------------------------------------------------------------------------------------
Pershing LLC                             MFS Lifetime Retirement Income Fund   21.62% of Class A
P.O. Box 2052                                                                  5.68% of Class B
Jersey City, NJ 07303-2052                                                     31.87% of Class C
                                         MFS Lifetime 2010 Fund                7.12% of Class C
                                         MFS Lifetime 2030 Fund                9.25% of Class C
                                         MFS Lifetime 2040 Fund                8.52% of Class C

John Hovey, Trustee                      MFS Lifetime Retirement Income Fund   12.45% of Class A
Merit Resources Inc. 401K Plan
David Cowan
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime Retirement Income Fund   5.87% of Class A
MFS Heritage Trust Co. FBO               MFS Lifetime 2010 Fund                12.80% of Class A
Arris Group Inc. EE Savings Plan         MFS Lifetime 2020 Fund                18.48% of Class A
P.O. Box 79377                           MFS Lifetime 2030 Fund                27.49% of Class A
Atlanta, GA 30357-7377                   MFS Lifetime 2040 Fund                30.46% of Class A

John Hovey, Trustee                      MFS Lifetime Retirement Income Fund   13.08% of Class A
Merit Resources Inc., 401K Plan
Dianne Reichenbacher
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co., Trustee          MFS Lifetime Retirement Income Fund   17.22% of Class B
IRA A/C Judith A. Ruben
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co., Trustee          MFS Lifetime Retirement Income Fund   13.71% of Class B
IRA R/O Mary Ray
c/o Christian Giorgi
MFS Investment Management

NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND               PERCENTAGE
--------------------------------------------------------------------------------------------------
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co., Trustee          MFS Lifetime Retirement Income Fund   8.59% of Class B
The Art Ruben IRA
Art Ruben SEP Plan
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Fund Distributors Inc.               MFS Lifetime Retirement Income Fund   8.04% of Class B
c/o Mass. Financial Services Co.                                               6.97% of Class C
Attn. Thomas B. Hastings                                                       82.97% of Class I
500 Boylston St., Fl. 6                                                        15.14% of Class R2
Boston, MA 02116-3740                                                          8.42% of Class R4
                                                                               100.00% of Class R5
                                                                               7.46% of Class B
                                         MFS Lifetime 2010 Fund                9.08% of Class C
                                                                               10.27% of Class I
                                                                               6.67% of Class R1
                                                                               6.44% of Class R2
                                                                               100.00% of Class R5
                                                                               9.77% of Class I
                                         MFS Lifetime 2020 Fund                100.00% of Class R5
                                                                               12.90% of Class C
                                         MFS Lifetime 2030 Fund                100.00% of Class R5
                                                                               5.43% of Class B
                                         MFS Lifetime 2040 Fund                28.88% of Class C
                                                                               6.36% of Class I
                                                                               7.40% of Class R1
                                                                               5.25% of Class R2
                                                                               100.00% of Class R5

UMB Bank NA CUST                         MFS Lifetime Retirement Income Fund   7.03% of Class B
Rosemary Murdy-Haber IRA
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Morgan Keegan & Company Inc.             MFS Lifetime Retirement Income Fund   5.11% of Class B
FBO John M. Cirone and
Debra Cirone JTWROS
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

NAME AND ADDRESS OF INVESTOR OWNERSHIP                    FUND                 PERCENTAGE
--------------------------------------------------------------------------------------------------
Nikica Despic                            MFS Lifetime Retirement Income Fund   14.32% of Class C
John Despic JT WROS
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

First Clearing LLC                       MFS Lifetime Retirement Income Fund   7.63% of Class C
Frank & Della Wharram Family
Living Trust
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

LPL Financial Services                   MFS Lifetime Retirement Income Fund   5.33% of Class C
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

GPC Agent for                            MFS Lifetime Retirement               73.68% of Class R1
MFS Heritage Trust Co. FBO               Income Fund                           8.64% of Class R1
Magnablend Inc. 401K Plan                MFS Lifetime 2010 Fund
P.O. Box 79377
Atlanta, GA 30357-7377

MG Trust Co. Agent, Trustee              MFS Lifetime Retirement               6.04% of Class R1
Frontier Trust Co.                       Income Fund                           8.86% of Class R1
MSI International East PS Plan           MFS Lifetime 2020 Fund                7.24% of Class R1
c/o Christian Giorgi                     MFS Lifetime 2040 Fund
MFS Investment Management
500 Boylston St.
Boston, MA  02116

GPC Agent For                            MFS Lifetime Retirement               37.87% of Class R2
MFS Heritage Trust Co. FBO               Income Fund                           27.21% of Class R2
G&W Equipment PSP 401K                   MFS Lifetime 2010 Fund                19.84% of Class R2
PO Box 79377                             MFS Lifetime 2020 Fund                39.68% of Class R2
Atlanta, GA 30357-7377                   MFS Lifetime 2030 Fund                 5.18% of Class R2
                                         MFS Lifetime 2040 Fund

GPC Agent for                            MFS Lifetime Retirement Income Fund   18.50% of Class R2
MFS Heritage Trust Co. FBO
Paramount Farms Inc. 401K Ret Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement Income Fund   5.23% of Class R2
MFS Heritage Trust Co FBO
Hockfield & Associates Inc. 401K

NAME AND ADDRESS OF INVESTOR OWNERSHIP                    FUND                 PERCENTAGE
--------------------------------------------------------------------------------------------------
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement Income Fund   38.38% of Class R3
MFS Heritage Trust Co. FBO
Sharp Residential LLC 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement               37.07% of Class R3
MFS Heritage Trust Co. FBO               Income Fund                           12.87% of Class R3
Unicoi County Mem. Hospital 403B         MFS Lifetime 2010 Fund                 9.54% of Class R3
P.O. Box 79377                           MFS Lifetime 2030 Fund
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement                5.40% of Class R3
MFS Heritage Trust Co. FBO               Income Fund                            6.18% of Class R3
Don Sanderson Ford Inc. 401K             MFS Lifetime 2010 Fund                 5.42% of Class R3
Plan                                     MFS Lifetime 2020 Fund                 6.61% of Class R3
P.O. Box 79377                           MFS Lifetime 2030 Fund                 6.52% of Class R3
Atlanta, GA 30357-7377                   MFS Lifetime 2040 Fund

GPC Agent for                            MFS Lifetime Retirement               65.33% of Class R4
MFS Heritage Trust Co. FBO               Income Fund
Glen Carbide Inc. Ret. Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement                7.30% of Class R4
MFS Heritage Trust Co. FBO               Income Fund                           10.41% of Class R4
Eljer Inc. 401K Union Plan               MFS Lifetime 2010 Fund                 9.02% of Class R4
P.O. Box 79377                           MFS Lifetime 2020 Fund
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement                6.57% of Class R4
MFS Heritage Trust Co. FBO               Income Fund                            6.83% of Class R4
Van Andel Research Institute 401K        MFS Lifetime 2010 Fund                 7.14% of Class R4
P.O. Box 79377                           MFS Lifetime 2040 Fund
Atlanta, GA 30357-7377

GPC Agent for                            MFS Lifetime Retirement Income Fund    5.44% of Class R4
MFS Heritage Trust Co. FBO
FRD USA Savings & Investment Plan
P.O. Box 79733
Atlanta, GA 30357-7377

Trs. MFS Def. Contribution               MFS Lifetime Retirement               15.33% of Class I
Plan                                     Income Fund                           67.93% of Class I
c/o Mark Leary                           MFS Lifetime 2010 Fund                39.03% of Class I
MFS Investment Management,               MFS Lifetime 2020 Fund                42.84% of Class I

NAME AND ADDRESS OF INVESTOR OWNERSHIP                    FUND                 PERCENTAGE
--------------------------------------------------------------------------------------------------
Inc.
500 Boylston St., 21st Floor             MFS Lifetime 2030 Fund                57.15% of Class I
Boston, MA 02116-3740                    MFS Lifetime 2040 Fund

First National Bank of Boston            MFS Lifetime Retirement Income Fund    8.45% of Class R2
Midwest Transplant Network 403B
Kristin Steen
c/o Christian Georgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

John Hovey, Trustee                      MFS Lifetime 2010 Fund                20.86% of Class A
Merit Resources Inc. 401K Plan
Mary Rasty
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

GPC Agent For                            MFS Lifetime 2010 Fund                20.15% of Class A
MFS Heritage Trust Co. FBO               MFS Lifetime 2030 Fund                 9.17% of Class A
PHI 401K Ret. Plan                       MFS Lifetime 2040 Fund                 7.32% of Class A
P.O. Box 79377
Atlanta, GA 30357-7377

MFS Heritage Trust Co. Trustee           MFS Lifetime 2010 Fund                 8.85% of Class A
Elaine Marino IRA R/O
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

John Hovey, Trustee                      MFS Lifetime 2010 Fund                 7.13% of Class A
Merit Resources Inc., 401K Plan
Ronald Rinehart
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

John Hovey, Trustee                      MFS Lifetime 2010 Fund                 5.72% of Class A
Merit Resources Inc., 401K Plan
Dean Frerichs
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.

NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                        PERCENTAGE
--------------------------------------------------------------------------------------------------
Boston, MA  02116

Morgan Keegan & Co., Inc.                MFS Lifetime 2010 Fund                9.96% of Class B
FBO Beverly Ann Kiske IRA
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co.,                  MFS Lifetime 2010 Fund                7.55% of Class B
Trustee
Alan Blondman IRA
Alan Blondman DDS Simple Plan
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

LPL Financial Services                   MFS Lifetime 2010 Fund                5.45% of Class B
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co.                   MFS Lifetime 2010 Fund                10.54% of Class C
Trustee
IRA R/O Arthur L. VanBrocklin
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Raymond James & Assoc. Inc.              MFS Lifetime 2010 Fund                10.08% of Class C
FBO Gerig R IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

NFS LLC FEBO                             MFS Lifetime 2010 Fund                9.69% of Class C
NFS/FMTC IRA
FBO Madho P. Jain
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

RBC Dain Rauscher Custodian              MFS Lifetime 2010 Fund                9.00% of Class C
John Renner
ZR Data Systems Inc. Simple IRA
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.

NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                        PERCENTAGE
--------------------------------------------------------------------------------------------------
Boston, MA 02116

MFS Heritage Trust Co.                   MFS Lifetime 2010 Fund                6.07% of Class C
Trustee
Mary Carson Dillon IRA
TRI Valley Convention Simple Plan
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent for                            MFS Lifetime 2010 Fund                23.20% of Class R1
MFS Heritage Trust Co. FBO
Aurora Association of Realtors 401K
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MG Trust Co. Agent Trustee               MFS Lifetime 2010 Fund                18.46% of Class R1
Frontier Trust Co.
MSI International East PS Plan
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC As Agent For                         MFS Lifetime 2010 Fund                8.26% of Class R1
MFS Heritage Trust Company FBO
NCM Direct Delivery, Inc. 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                6.37% of Class R1
MFS Heritage Trust Company FBO
Wayman & Associates Inc.
401K PSP
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                5.68% of Class R1
MFS Heritage Trust Company FBO
Film Distribution Inc. 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                5.46% of Class R1
MFS Heritage Trust Company FBO

NAME AND ADDRESS OF INVESTOR OWNERSHIP                  FUND                        PERCENTAGE
--------------------------------------------------------------------------------------------------
Banner Industrial Construction 401K
P.O. Box 79377
Atlanta, GA 30357-7377

First National Bank of Boston            MFS Lifetime 2010 Fund                13.85% of Class R2
Midwest Transplant Network 403B
Cathryn L. Lucchi
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime 2010 Fund                13.39% of Class R2
MFS Heritage Trust Company FBO
Wiemann-Lamphere Architects PS Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                11.13% of Class R2
MFS Heritage Trust Company FBO
Kiolbassa Provision Co. 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                15.48% of Class R3
MFS Heritage Trust Company FBO           MFS Lifetime 2020 Fund                11.66% of Class R3
Eastern Shore R.H. Systems 403B          MFS Lifetime 2030 Fund                10.21% of Class R3
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                7.32% of Class R3
MFS Heritage Trust Company FBO           MFS Lifetime 2040 Fund                11.22% of Class R3
National Interstate Insurance Agency
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                7.03% of Class R3
MFS Heritage Trust Company FBO
Willo Products Co. Inc. 401K
Ret. Plan
P.O. Box 79377
Atlanta, GA 30357-7377

NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                    PERCENTAGE
--------------------------------------------------------------------------------------------------
GPC Agent For                            MFS Lifetime 2010 Fund                6.82% of Class R3
MFS Heritage Trust Co. FBO
TDH Refrigeration PSP 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                5.33% of Class R3
MFS Heritage Trust Co. FBO
George Nice & Son Inc. 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                5.31% of Class R3
MFS Heritage Trust Co. FBO
HLS/Universal Metals Cutting 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                54.41% of Class R4
MFS Heritage Trust Co. FBO               MFS Lifetime 2020 Fund                12.80% of Class R4
Pierre Foods Inc. 401K Ret. Plan         MFS Lifetime 2030 Fund                14.40% of Class R4
P.O. Box 79377                           MFS Lifetime 2040 Fund                9.10% of Class R4
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2010 Fund                13.23% of Class R4
MFS Heritage Trust Co. FBO               MFS Lifetime 2020 Fund                6.94% of Class R4
Southeast Milk Inc. 401K PSP             MFS Lifetime 2040 Fund                5.08% of Class R4
P.O. Box 79377
Atlanta, GA 30357-7377

Frank Principati & Sharon Morrison       MFS Lifetime 2010 Fund                12.12% of Class B
Maryland Endoscopy Center, LLC 401K
Heather Kuchta
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

TRS MFS 401K Plan                        MFS Lifetime 2010 Fund                21.78% of Class I
c/o Mark Leary                           MFS Lifetime 2020 Fund                51.19% of Class I
MFS Investment Management, Inc.          MFS Lifetime 2030 Fund                52.32% of Class I
500 Boylston St., 21st Floor             MFS Lifetime 2040 Fund                36.48% of Class I
Boston, MA 02116-3740

First National Bank of Boston            MFS Lifetime 2010 Fund                22.87% of Class R2
Midwest Transplant Network 403B
Adrian Baron

NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                   PERCENTAGE
--------------------------------------------------------------------------------------------------
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Benny Larussa, Trustee                   MFS Lifetime 2020 Fund                5.55% of Class A
Jack's Family Restaurant/SFM 401K
Betty Hamrick
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

First National Bank of Boston            MFS Lifetime 2020 Fund                20.04% of Class R2
Midwest Transplant Network 403B
Karen Baier
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

NFS LLC FEBO                             MFS Lifetime 2020 Fund                11.62% of Class B
NFS/FMTC Rollover IRA
FBO William L. Anderson
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA  02116

MFS Heritage Trust Co., Trustee          MFS Lifetime 2020 Fund                5.57% of Class B
IRA R/O Joey D. Gipson
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

NFS LLC FEBO                             MFS Lifetime 2020 Fund                5.54% of Class B
NFS/FMTC Rollover IRA
FBO Frank G. Mihalopoulos
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Merrill Lynch Pierce Fenner & Smith Inc. MFS Lifetime 2020 Fund                19.99% of Class C
For the Sole Benefit of its Customers
4800 Deer Lake Dr. E

NAME AND ADDRESS OF INVESTOR OWNERSHIP                      FUND                    PERCENTAGE
--------------------------------------------------------------------------------------------------
Jacksonville, FL 32246-6484

UBS Financial Services Inc. FBO          MFS Lifetime 2020 Fund                8.41% of Class C
Tuttle & Hughes Inc. ESOP
Departed Participants
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co., Trustee          MFS Lifetime 2020 Fund                7.87% of Class C
David V. Kotschi IRA
Interspace Inc. Simple Plan
MFS Investment Management
500 Boylston St.
Boston, MA 02116

First Clearing LLC                       MFS Lifetime 2020 Fund                7.02% of Class C
Hometown Dental Group PC 401K
Paul I. Sussman & Meredith A.
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co., Trustee          MFS Lifetime 2020 Fund                5.92% of Class C
Judd J. Uhl IRA
Oxford Title Agency Simple Plan
MFS Investment Management
500 Boylston St.
Boston, MA 02116

UBS Financial Services Inc. FBO          MFS Lifetime 2020 Fund                5.14% of Class C
UBS-Fin. Svc. Cust. FBO
Joann Stoehr
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime 2020 Fund                19.41% of Class R1
MFS Heritage Trust Co., FBO
Whitmore Group Ltd., 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                10.85% of Class R1

NAME AND ADDRESS OF INVESTOR OWNERSHIP         FUND                               PERCENTAGE
--------------------------------------------------------------------------------------------------
MFS Heritage Trust Co., FBO              MFS Lifetime 2030 Fund                6.60% of Class R1
Campostella Borders & Supply 401K        MFS Lifetime 2040 Fund                6.06% of Class R1
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                10.70% of Class R1
MFS Heritage Trust Co., FBO              MFS Lifetime 2030 Fund                5.60% of Class R1
Bolivar Trading Inc. 401K                MFS Lifetime 2040 Fund                11.35% of Class R1
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                6.49% of Class R1
MFS Heritage Trust Co., FBO
Angermeier & Rogers Sav. & Ret. Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                5.36% of Class R1
MFS Heritage Trust Co., FBO              MFS Lifetime 2040 Fund                6.14% of Class R1
First Republic Mortgage Corp. 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                15.13% of Class R2
MFS Heritage Trust Co., FBO              MFS Lifetime 2040 Fund                 5.63% of Class R2
G&R Mineral Services Inc. 401K & P
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                11.75% of Class R2
MFS Heritage Trust Co., FBO              MFS Lifetime 2030 Fund                12.64% of Class R2
A Duquette & Son Inc. 401K Plan          MFS Lifetime 2040 Fund                37.03% of Class R2
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                8.60% of Class R2
MFS Heritage Trust Co., FBO              MFS Lifetime 2030 Fund                12.58% of Class R2
McMonagle Savings & Ret. Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                5.97% of Class R3
MFS Heritage Trust Co., FBO
Eye Physicans of SW VA P.C. PS Plan
P.O. Box 79377
Atlanta, GA 30357-7377

NAME AND ADDRESS OF INVESTOR OWNERSHIP         FUND                               PERCENTAGE
--------------------------------------------------------------------------------------------------
GPC Agent For                            MFS Lifetime 2020 Fund                5.22% of Class R3
MFS Heritage Trust Co., FBO
TDH Refrigeration PSP 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                40.01% of Class R4
MFS Heritage Trust Co., FBO
Granite Group Wholesalers PSP & Tru.
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                5.88% of Class R4
MFS Heritage Trust Co., FBO              MFS Lifetime 2040 Fund                25.02% of Class R4
Six States Distributors Inc. Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2020 Fund                5.58% of Class R4
MFS Heritage Trust Co. FBO
Formula 1 Feeds Inc. PS 401K SP
P.O. Box 79377
Atlanta, GA 30357-7377

MFS Heritage Trust Co. Trustee           MFS Lifetime 2030 Fund                5.80% of Class B
Michael Lebowitz IRA
Michael B. Lebowitz DDS Simple
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co. Trustee           MFS Lifetime 2030 Fund                20.88% of Class C
IRA A/C Gregg J. Bullinger
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS LLC FEBO                             MFS Lifetime 2030 Fund                7.58% of Class C
Teena Zielinski Cust.
Robert Zielinski UTMA Fl.
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co. Trustee           MFS Lifetime 2030 Fund                5.57% of Class C
Ruth IRA A/C

NAME AND ADDRESS OF INVESTOR OWNERSHIP         FUND                               PERCENTAGE
--------------------------------------------------------------------------------------------------
William D. Wade
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co. Trustee           MFS Lifetime 2030 Fund                5.24% of Class C
Roth IRA A/C
Linda E. Wade
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime 2030 Fund                14.61% of Class R1
MFS Heritage Trust Co. FBO
Angermeier & Rogers Sav & Ret Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                8.87% of Class R1
MFS Heritage Trust Co. FBO
Solute 401K Ret Plan Savings
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                7.28% of Class R1
MFS Heritage Trust Co. FBO
Salt Communications LLC 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                5.72% of Class R1
MFS Heritage Trust Co. FBO
First Republic Company 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent Simple                         MFS Lifetime 2030 Fund                5.71% of Class R1
MFS Heritage Trust Co. FBO
Pandata
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                5.47% of Class R1
MFS Heritage Trust Co. FBO
Whitmore Group Ltd 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                5.13% of Class R2
MFS Heritage Trust Co. FBO

NAME AND ADDRESS OF INVESTOR OWNERSHIP            FUND                         PERCENTAGE
--------------------------------------------------------------------------------------------------
Lemoyne Sleeper Co. Inc.
401K PS
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                7.16% of Class R3
MFS Heritage Trust Co. FBO
Merchant Technologies 401K
PS Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                6.67% of Class R3
MFS Heritage Trust Co. FBO               MFS Lifetime 2040 Fund                6.18% of Class R3
Synergetics 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                6.24% of Class R3
MFS Heritage Trust Co. FBO
National Interstate Insurance Agency
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2030 Fund                51.14% of Class R4
MFS Heritage Trust Co. FBO               MFS Lifetime 2040 Fund                33.97% of Class R4
Granite Goup Wholesalers
PSP & Trust
P.O. Box 79377
Atlanta, GA 30357-7377

Kavula & Heiser, Trustees                MFS Lifetime 2040 Fund                6.17% of Class A
APG Electric Inc. 401K Plan
Christopher M. Johnson
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

First National Bank of Boston            MFS Lifetime 2040 Fund                8.99% of Class R2
Midwest Transplant Network
403B
Kristen Derks
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co. Trustee           MFS Lifetime 2040 Fund                10.02% of Class B
Thomas Strawbridge IRA
Mobile Communications Plus Simple

NAME AND ADDRESS OF INVESTOR OWNERSHIP            FUND                         PERCENTAGE
--------------------------------------------------------------------------------------------------
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Magaly Sanchez                           MFS Lifetime 2040 Fund                8.06% of Class B
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

MFS Heritage Trust Co.                   MFS Lifetime 2040 Fund                5.79% of Class B
Trustee
Rebekah Fedele IRA
Rebekah Fedele DMD Simple Plan
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Robert W. Baird & Co., Inc.              MFS Lifetime 2040 Fund                12.26% of Class C
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

Michael W. Dirks, Trustee                MFS Lifetime 2040 Fund                11.62% of Class C
Daniel R. Dirks Testamentary Trust
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime 2040 Fund                9.68% of Class R1
MFS Heritage Trust Co. FBO
Detroit Chassis LLC Salaried 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                6.88% of Class R1
MFS Heritage Trust Co. FBO
Wrenn-Yeats Inc. 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                5.96% of Class R1
MFS Heritage Trust Co. FBO
Northeast Wisconsin Printing 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                7.78% of Class R2

NAME AND ADDRESS OF INVESTOR OWNERSHIP            FUND                         PERCENTAGE
--------------------------------------------------------------------------------------------------
MFS Heritage Trust Co. FBO
Bush Concrete Products Inc.
PS Plan
P.O. Box 79377
Atlanta, GA 30357-7377

First National Bank of Boston            MFS Lifetime 2040 Fund                5.62% of Class R2
Midwest Transplant Network 403B
Joanne Oxman
c/o Christian Giorgi
MFS Investment Management
500 Boylston St.
Boston, MA 02116

GPC Agent For                            MFS Lifetime 2040 Fund                9.25% of Class R2
MFS Heritage Trust Co. FBO
FMC Management 401K PSP
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                7.34% of Class R3
MFS Heritage Trust Co. FBO
J.M. Haley Corp. 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                6.29% of Class R3
MFS Heritage Trust Co. FBO
McCanna Dudas & Kewley SC 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                5.70% of Class R3
MFS Heritage Trust Co. FBO
Rocky Mountain Hardware Inc. 401K
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                5.06% of Class R3
MFS Heritage Trust Co. FBO
3Lenco Construction Co. 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

GPC Agent For                            MFS Lifetime 2040 Fund                5.57% of Class R4
MFS Heritage Trust Co. FBO
Staubach Co. Northeast 401K Plan
P.O. Box 79377

NAME AND ADDRESS OF INVESTOR OWNERSHIP            FUND                         PERCENTAGE
--------------------------------------------------------------------------------------------------
Atlanta, GA 30357-7377

                                                            PART I -- APPENDIX C

PORTFOLIO MANAGER(S)

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities of each Fund beneficially owned by each Fund's portfolio manager(s) as of fiscal year ended April 30, 2007. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
--------------------------------------------------------------------------
Joseph C. Flaherty                    D - MFS Lifetime 2030 Fund

OTHER ACCOUNTS

In addition to the Fund, each Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of fiscal year ended April 30, 2007, were as follows:

                            REGISTERED
                            INVESTMENT             OTHER POOLED
                            COMPANIES*          INVESTMENT VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------------------------------
                     NUMBER OF                  NUMBER OF    TOTAL    NUMBER OF   TOTAL
NAME                 ACCOUNTS    TOTAL ASSETS   ACCOUNTS     ASSETS   ACCOUNTS    ASSETS
----------------------------------------------------------------------------------------
Joseph C. Flaherty       9       $7.2 billion       0         N/A        0         N/A

*    Includes the Funds.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if a Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund's investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, the Adviser believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of each Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, and transfer agency services, over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see APPENDIX E to this Part I.

MFS LIFETIME RETIREMENT INCOME FUND

                     NET AMOUNT PAID                    NET AMOUNT PAID TO
   FISCAL YEAR         TO MFS FOR       AMOUNT WAIVED    MFSC FOR TRANSER
      ENDED         ADVISORY SERVICES       BY MFS      AGENCY SERVICES (1)
---------------------------------------------------------------------------
April 30, 2007             $0                 $0                $0
April 30, 2006(2)          $0                 $0                $0

                      NET AMOUNT PAID     NET AMOUNT PAID TO
                    TO MFS FOR GENERAL    MFS FOR RETIREMENT
   FISCAL YEAR        ADMINISTRATIVE     PLAN ADMINISTRATION
      ENDED              SERVICES          AND SERVICES(3)
------------------------------------------------------------
April 30, 2007            $17,454               $4,993
April 30, 2006(2)         $ 6,382               $  370

MFS LIFETIME 2010 FUND

                     NET AMOUNT PAID                    NET AMOUNT PAID TO
   FISCAL YEAR         TO MFS FOR       AMOUNT WAIVED    MFSC FOR TRANSER
      ENDED         ADVISORY SERVICES       BY MFS      AGENCY SERVICES (1)
---------------------------------------------------------------------------
April 30, 2007             $0                 $0                $0
April 30, 2006(2)          $0                 $0                $0

                      NET AMOUNT PAID     NET AMOUNT PAID TO
                    TO MFS FOR GENERAL    MFS FOR RETIREMENT
   FISCAL YEAR        ADMINISTRATIVE     PLAN ADMINISTRATION
      ENDED              SERVICES          AND SERVICES(3)
------------------------------------------------------------
April 30, 2007            $17,454               $8,106
April 30, 2006(2)         $ 6,307               $  604

MFS LIFETIME 2020 FUND

                     NET AMOUNT PAID                    NET AMOUNT PAID TO
   FISCAL YEAR         TO MFS FOR       AMOUNT WAIVED    MFSC FOR TRANSER
      ENDED         ADVISORY SERVICES       BY MFS      AGENCY SERVICES (1)
---------------------------------------------------------------------------
April 30, 2007             $0                 $0                $0
April 30, 2006(2)          $0                 $0                $0

                      NET AMOUNT PAID     NET AMOUNT PAID TO
                    TO MFS FOR GENERAL    MFS FOR RETIREMENT
   FISCAL YEAR        ADMINISTRATIVE     PLAN ADMINISTRATION
      ENDED              SERVICES          AND SERVICES(3)
------------------------------------------------------------
April 30, 2007            $17,454              $24,772
April 30, 2006(2)         $ 6,385              $ 1,562

MFS LIFETIME 2030 FUND

                     NET AMOUNT PAID                    NET AMOUNT PAID TO
   FISCAL YEAR         TO MFS FOR       AMOUNT WAIVED    MFSC FOR TRANSER
      ENDED         ADVISORY SERVICES       BY MFS      AGENCY SERVICES (1)
---------------------------------------------------------------------------
April 30, 2007             $0                 $0                $0
April 30, 2006(2)          $0                 $0                $0

                      NET AMOUNT PAID     NET AMOUNT PAID TO
                    TO MFS FOR GENERAL    MFS FOR RETIREMENT
   FISCAL YEAR        ADMINISTRATIVE     PLAN ADMINISTRATION
      ENDED              SERVICES          AND SERVICES(3)
------------------------------------------------------------
April 30, 2007            $17,454              $14,359
April 30, 2006(2)         $ 6,311              $   542

MFS LIFETIME 2040 FUND

                     NET AMOUNT PAID                    NET AMOUNT PAID TO
   FISCAL YEAR         TO MFS FOR       AMOUNT WAIVED    MFSC FOR TRANSER
      ENDED         ADVISORY SERVICES       BY MFS      AGENCY SERVICES (1)
---------------------------------------------------------------------------
April 30, 2007             $0                 $0                $0
April 30, 2006(2)          $0                 $0                $0

                      NET AMOUNT PAID     NET AMOUNT PAID TO
                    TO MFS FOR GENERAL    MFS FOR RETIREMENT
   FISCAL YEAR        ADMINISTRATIVE     PLAN ADMINISTRATION
      ENDED              SERVICES          AND SERVICES(3)
------------------------------------------------------------
April 30, 2007            $17,454               $6,313
April 30, 2006(2)         $ 6,397               $  458

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with affiliated and unaffiliated entities that provide shareholder services in an amount equal to $1,100 for MFS Lifetime Retirement Income Fund, $824 for MFS Lifetime 2010 Fund, $2,086 for MFS Lifetime 2020 Fund, $2,042 for MFS Lifetime 2030 Fund, and $2,791 for MFS Lifetime 2040 Fund for the fiscal year ended April 30, 2007.

(2) For the period from the Fund's commencement of investment operations on September 29, 2005 through April 30, 2006.

(3) Payment solely from assets attributable to Class R1, R2, R3, R4, and R5 shares.

                                                                      APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

MFS LIFETIME RETIREMENT INCOME FUND:

                    CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
                 -----------------------------------------------------------------
                                       REALLOWED TO
FISCAL YEAR                RETAINED      FINANCIAL     CLASS A   CLASS B   CLASS C
END               TOTAL     BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
----------------------------------------------------------------------------------
April 30, 2007   $15,644    $2,190       $13,454          $0        $0       $25
April 30,        $ 1,493    $  306       $ 1,187          $0        $0       $ 0
2006(1)

MFS LIFETIME 2010 FUND:

                    CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
                 -----------------------------------------------------------------
                                       REALLOWED TO
FISCAL YEAR                RETAINED     FINANCIAL      CLASS A   CLASS B   CLASS C
END               TOTAL     BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
----------------------------------------------------------------------------------
April 30, 2007   $29,908    $4,400        $25,508        $48       $669      $21
April 30,        $ 7,092    $1,128        $ 5,964        $ 0       $  0      $ 0
2006(1)

MFS LIFETIME 2020 FUND:

                    CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
                 -----------------------------------------------------------------
                                       REALLOWED TO
FISCAL YEAR                RETAINED      FINANCIAL     CLASS A   CLASS B   CLASS C
END               TOTAL     BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
----------------------------------------------------------------------------------
April 30, 2007   $46,218    $6,219        $39,999       $2,611     $785      $66
April 30,        $27,780    $4,037        $23,833       $    0     $  0      $ 0
2006(1)

MFS LIFETIME 2030 FUND:

                    CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
                 -----------------------------------------------------------------
                                       REALLOWED TO
FISCAL YEAR                RETAINED     FINANCIAL      CLASS A   CLASS B   CLASS C
END               TOTAL     BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
----------------------------------------------------------------------------------
April 30, 2007   $59,192    $8,674        $50,518        $0        $164      $106
April 30,        $14,470    $2,541        $11,929        $0        $  0      $  0
2006(1)

MFS LIFETIME 2040 FUND:

                    CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
                 -----------------------------------------------------------------
                                       REALLOWED TO
FISCAL YEAR                RETAINED     FINANCIAL      CLASS A   CLASS B   CLASS C
END               TOTAL     BY MFD    INTERMEDIARIES    SHARES    SHARES    SHARES
----------------------------------------------------------------------------------
April 30, 2007   $29,814    $4,236        $25,578        $19       $227      $108
April 30,        $ 8,106    $1,181        $ 6,925        $ 0       $104      $  0
2006(1)

(1) For the period from the Fund's commencement of investment operations on September 29, 2005 through April 30, 2006.

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended April 30, 2007, the Fund made the following Distribution Plan payments:

MFS LIFETIME RETIREMENT INCOME FUND:

                      AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------
                                                   PAID TO FINANCIAL
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------
Class A Shares       $5,191           $2,807             $2,384
Class B Shares       $5,172           $4,348             $  824
Class C Shares       $4,671           $3,741             $  930
Class I Shares         N/A              N/A                N/A
Class R1 Shares      $4,965           $1,013             $3,952
Class R2 Shares      $  645           $  384             $  261
Class R3 Shares      $6,645           $  620             $6,025
Class R4 Shares      $  607           $  261             $  346
Class R5 Shares        N/A              N/A                N/A

MFS LIFETIME 2010 FUND:

                      AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------
                                                   PAID TO FINANCIAL
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------
Class A Shares        $6,170          $3,146            $3,024
Class B Shares        $4,222          $3,619            $  603
Class C Shares        $3,014          $1,737            $1,277
Class I Shares          N/A             N/A               N/A
Class R1 Shares       $2,533          $  756            $1,777
Class R2 Shares       $1,910          $  579            $1,331
Class R3 Shares       $7,957          $1,245            $6,712
Class R4 Shares       $6,092          $1,009            $5,083
Class R5 Shares         N/A             N/A               N/A

MFS LIFETIME 2020 FUND:

                      AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------
                                                   PAID TO FINANCIAL
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------
Class A Shares       $16,989         $ 8,449            $ 8,540
Class B Shares       $20,140         $16,343            $ 3,797
Class C Shares       $ 4,827         $ 3,387            $ 1,440
Class I Shares         N/A             N/A                N/A
Class R1 Shares      $ 9,460         $ 1,751            $ 7,709
Class R2 Shares      $ 5,603         $ 1,214            $ 4,389
Class R3 Shares      $28,497         $ 3,876            $24,621
Class R4 Shares      $15,624         $ 2,190            $13,434
Class R5 Shares        N/A             N/A                N/A

MFS LIFETIME 2030 FUND:

                      AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------
                                                   PAID TO FINANCIAL
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------
Class A Shares       $ 8,423         $4,898             $ 3,525
Class B Shares       $ 8,005         $6,042             $ 1,963
Class C Shares       $ 1,821         $1,519              $ 302
Class I Shares         N/A             N/A                N/A
Class R1 Shares      $ 5,115         $1,205             $ 3,910
Class R2 Shares      $ 2,201          $ 721             $ 1,480
Class R3 Shares      $15,560         $2,560             $13,000
Class R4 Shares      $10,677         $1,614             $ 9,063
Class R5 Shares        N/A             N/A                N/A

MFS LIFETIME 2040 FUND:

                      AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------
                                                   PAID TO FINANCIAL
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
--------------------------------------------------------------------
Class A Shares       $6,028          $3,227             $2,801
Class B Shares       $7,431          $5,907             $1,524
Class C Shares       $1,430          $1,029              $ 401
Class I Shares         N/A             N/A                N/A
Class R1 Shares      $2,262           $ 788             $1,474
Class R2 Shares      $1,387           $ 527              $ 860
Class R3 Shares      $8,954          $1,620             $7,334
Class R4 Shares      $3,191           $ 512             $2,679
Class R5 Shares        N/A             N/A                N/A

(1)  May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet paid to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and servicing costs.

                                                             PART I - APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Funds during the specified time periods:

FISCAL YEAR END      BROKERAGE COMMISSIONS PAID BY FUNDS
--------------------------------------------------------
April 30, 2007                       N/A
April 30, 2006(1)                    N/A

(1) For the period from the commencement of the Funds' investment operations on September 29, 2005 through April 30, 2006.

SECURITIES ISSUED BY REGULAR BROKER/DEALERS

During the fiscal year ended April 30, 2007, the Funds purchased securities issued by the following regular broker/dealers of the Funds, which had the following values as of April 30, 2007:

BROKER/DEALER   VALUE OF SECURITIES
-----------------------------------
N/A                    N/A

TRANSACTIONS WITH RESEARCH FIRMS

During the fiscal year ended April 30, 2007, the Funds allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

DOLLAR AMOUNT OF TRANSACTIONS   COMMISSIONS PAID ON TRANSACTIONS
WITH RESEARCH FIRMS                    WITH RESEARCH FIRMS
----------------------------------------------------------------
N/A                                            N/A

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI, updated through July 1, 2007, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.

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TABLE OF CONTENTS

DEFINITIONS .............................................................     3
MANAGEMENT OF THE FUND ..................................................     3
SALES CHARGE WAIVERS ....................................................    10
DISTRIBUTION PLAN .......................................................    10
FINANCIAL INTERMEDIARY COMPENSATION .....................................    13
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS ..........................    13
NET INCOME AND DISTRIBUTIONS ............................................    13
TAX CONSIDERATIONS ......................................................    14
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ........................    27
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................    31
DETERMINATION OF NET ASSET VALUE ........................................    35
SHAREHOLDER SERVICES ....................................................    37
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES ....................    40
APPENDIX A - TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND ......    42
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    51
APPENDIX C - WAIVERS OF SALES CHARGES ...................................    75
APPENDIX D - FINANCIAL INTERMEDIARY COMPENSATION ........................    91
APPENDIX E - INVESTMENT STRATEGIES AND RISKS ............................   102
APPENDIX F - INVESTMENT RESTRICTIONS ....................................   137
APPENDIX G - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON
AN ONGOING BASIS ........................................................   141
APPENDIX H - DESCRIPTION OF BOND RATINGS ................................   143

I. DEFINITIONS

"Alliance Plans" - include retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

"Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

"Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

"Serviced Plans" - include retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services.

"1940 Act"- the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

II. MANAGEMENT OF THE FUND

TRUSTEES/OFFICERS

Board Oversight -- The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

Trustees and Officers -- Identification and Background -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix A of this Part II.

INVESTMENT ADVISER

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix B to this SAI Part II (except for the MFS Union Standard Equity Fund, for which Institutional Shareholders Services, Inc., votes proxies as described in Appendix B to this SAI Part II). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's Web site at http://www.sec.gov. Prior to January 1, 2007, JMR/Financial, Inc., voted proxies on behalf of MFS Union Standard Equity Fund.

INVESTMENT SUB-ADVISERS - MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital) to act as sub-adviser with respect to the real estate related portion of the MFS Diversified Income Fund's portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"), a corporation organized in Canada as well as an affiliate of MFS. Sun Life Financial and its affiliates currently transact business in Canada, the United States and Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial Inc. is located at 150 King Street West, Toronto, Canada, M5H 1J9.

Sun Capital is a Delaware limited liability company and a registered investment adviser. Sun Capital provides investment management and supervisory services to mutual funds and institutional accounts.

MFS has engaged Valley Forge Capital Advisors, Inc. (referred to as Valley Forge), to act as sub-adviser with respect to the MFS Sector Rotational Fund's portfolio. Valley Forge is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. Valley Forge is 56% owned by George M. Mara and 20% owned by Maryanne P. Mara.

Valley Forge is a Delaware corporation and a registered investment adviser. Valley Forge provides investment management and supervisory services to mutual funds, high net worth individuals and institutional accounts.

Unless otherwise noted, all references to "sub-adviser" shall include Sun Capital with respect to that portion of the Diversified Income Fund for which Sun Capital provides day-to-day investment advisory services and Valley Forge for MFS Sector Rotational Fund.

INVESTMENT ADVISORY AGREEMENT -- MFS manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

MFS pays the compensation of the Trust's officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not "interested persons" of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

SUB-ADVISORY AGREEMENTS - Sun Capital serves as the MFS Diversified Income Fund's Sub-Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (the "Sun Capital Sub-Advisory Agreement"). The Sun Capital Sub-Advisory Agreement provides that the Adviser delegate to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the "Fund"). Sun Capital will provide portfolio management services for the Fund for the portion of the portfolio invested in REITs ("real estate investment trust") and other real estate related investments. For these services, the Adviser pays Sun Capital an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund's average daily net assets managed by Sun Capital. The Sun Capital Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Sun Capital Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days' written notice. The Sun Capital Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sun Capital Sub-Advisory Agreement.

Valley Forge serves as the MFS Sector Rotational Fund's sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Valley Forge (for purposes of this paragraph, the "Valley Forge Sub-Advisory Agreement"). The Valley Forge Sub-Advisory Agreement provides that the Adviser delegate to Valley Forge the authority to make investment decisions for the MFS Sector Rotational Fund (for the purposes of this paragraph, the "Fund"). For these services, the Adviser pays Valley Forge an investment advisory fee, computed and paid quarterly in arrears, in an amount equal to 0.35% annually of the first $1 billion of the fund's average daily net assets; 0.30% annually of the fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.25% annually of the fund's average daily nets assets in excess of $2.5 billion and up to $5 billion; and 0.20% annually of the fund's average daily net assets in excess of $5 billion. The Valley Forge Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the Valley Forge Sub-Advisory Agreement or interested persons of any such party. The Valley Forge Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Valley Forge on not less than 60 days' written notice. The Valley Forge Sub-Advisory Agreement specifically provides that neither Valley Forge nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Valley Forge Sub-Advisory Agreement.

ADMINISTRATOR

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the fund pays an annual fee to MFS for providing these services.

Effective August 1, 2006, the maximum annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets (except for Funds investing primarily in shares of MFS Funds):

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   On the first $50,000,000 in assets                          0.0000%
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   $50,000,000 - $750,000,000 in assets                        0.0175%
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   $750,000,000 - $1,500,000,000 in assets                     0.0170%
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   $1,500,000,000 - $2,500,000,000 in assets                   0.0165%
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   $2,500,000,000 - $4,000,000,000 in assets                   0.0120%
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   Over $4,000,000,000                                         0.0000%
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The fees are subject to minimum and maximum fees, based on the asset level of the MFS Funds.

In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the Fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.35% for Class R1; 0.25% for Class R2; 0.15% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, plus a target profit margin. MFSC may also contract with other affiliated and unaffiliated service providers to provide some or all of the services described above. State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, performs dividend disbursing agent functions for the Fund.

MFSC may receive a fee from the Fund designed to achieve a target pre-tax annual profit margin. Taking into account this goal, effective April 1, 2007, the Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.048%. Such fee rate shall continue until modified by agreement between the Fund and MFSC, taking into account MFSC's pre-tax profit margin target.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with affiliated and unaffiliated service providers that provide sub-accounting and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based on the Fund's average daily net assets and/or the Fund accounts serviced by the service provider.

SPECIAL SERVICING AGREEMENT

Under a Special Servicing Agreement among MFS, each MFS Fund which invests in other MFS Funds ("MFS fund-of-funds") and each underlying fund in which an MFS fund-of-funds invests ("underlying funds"), the underlying fund may pay a portion of each MFS fund-of-fund's transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds.

DISTRIBUTOR

MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

See Appendix D to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

PROGRAM MANAGER(S)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. The Fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

Under the Agreement, the Fund pays MFD a fee for these services of up to 0.35% annually of the assets attributable to the 529 share classes. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the Fund's Board of Trustees. MFD pays a portion of this fee to third parties who provide these services.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

CODE OF ETHICS

The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's or sub-adviser's Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

SALES CHARGE WAIVERS
In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A, Class A1, and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class A1, Class B, Class B1, Class C, Class 529B, and Class 529C shares, are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

DISTRIBUTION PLAN
The Trustees have approved a plan for all funds (except the MFS Money Market Fund and the MFS Government Money Market Fund) in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan"). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I or Class R5 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan ("Distribution Plan Qualified Trustees"), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a Fund's net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a Fund's expense ratio by spreading the Fund's fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund's portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates ("Designated Class"). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

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                                                                 MAXIMUM TOTAL
                          MAXIMUM         MAXIMUM SERVICE      DISTRIBUTION AND
       CLASS         DISTRIBUTION FEE           FEE               SERVICE FEE
-------------------------------------------------------------------------------
Class A             0.10%               0.25%                      0.35%
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Class B             0.75%               0.25%                      1.00%
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Class B1            0.75%               0.25%                      1.00%
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Class C             0.75%               0.25%                      1.00%
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Class 529A          0.25%               0.25%                      0.50%
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Class 529B          0.75%               0.25%                      1.00%
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Class 529C          0.75%               0.25%                      1.00%
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Class R             0.25%               0.25%                      0.50%
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Class R1            0.50%               0.25%                      0.75%
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Class R2            0.25%               0.25%                      0.50%
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Class R3            0.25%               0.25%                      0.50%
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Class R4            0.00%               0.25%                      0.25%
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Class W             0.10%               0.00%                      0.10%
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Class J             0.25%               0.70%/0.75%             0.95%/1.00%
-------------------------------------------------------------------------------
Service Class       0.25%               0.00%                      0.25%
-------------------------------------------------------------------------------

In certain circumstances, the fees described above may not be implemented, are being waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

SERVICE FEES

The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

DISTRIBUTION FEES

The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

In addition, with respect to Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Emerging Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Strategic Income Fund, and MFS Bond Fund, to the extent that the annualized aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% of Class A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, retirement plan administrative and service fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix D of this Part II.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in Appendix E of this Part II is a description of investment strategies which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such strategies are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment strategies. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

MONEY MARKET FUNDS

The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days that the Exchange is closed).

For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

OTHER FUNDS

Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of these Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS
The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

TAX TREATMENT OF THE FUND

Federal Taxes -- The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected
(or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter
M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

    (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

    (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In the case of the Fund's investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the loan participation as an issuer for the purposes of meeting the diversification requirement described in paragraph (c).

In general, for purposes of the 90% income requirement described in paragraph
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership
(i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Massachusetts Taxes -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

TAXATION OF SHAREHOLDERS

Tax Treatment of Distributions -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Capital Loss Carryovers-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

Disposition of Shares-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

Shares Purchased Through Tax-Qualified Plans -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons -- Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004, and,
(2) with respect to its investments in underlying Funds (if any), with respect to designated distributions from such underlying Funds in their taxable years beginning after December 31, 2004, that are received by the Fund in its taxable year beginning after December 31, 2004. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. The Fund does not currently intend to, but may in certain circumstances, designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to Research Bond Fund J shares. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

In general, special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the Fund's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and real estate investment trusts ("REITs")). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds 5% or less of such class of stock at all times during the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

For taxable years beginning on or after January 1, 2006, where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required
to withhold 30% (or lower applicable treaty rate) of such distribution.   If a
Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

Foreign shareholders in the Fund should consult their tax advisers with respect to the potential application of the above rules.

Backup Withholding -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The back-up withholding rules also apply to distributions that are properly designated as exempt-interest dividends.

Foreign Income Taxation of a Non-U.S. Person -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

State and Local Income Taxes: U.S. Government Securities -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Certain Investments -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a real estate mortgage investment conduit (a "REMIC") can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Options, Futures Contracts, and Forward Contracts -- The Fund's transactions in options, futures contracts, forward contracts, short sales, and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

Foreign Investments -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Foreign Income Taxes -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the Fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

Tax Shelter Reporting -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Underlying Funds -- If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from the underlying Funds' income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a Fund's sales of underlying Fund shares that have generated losses. A wash sale occurs if shares of an underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying Fund thirty days before or after the date of the sale. The wash sale rules could defer losses of the Fund on sales of underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

Depending on the Fund's percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income;" otherwise, it will be taxable as ordinary income.

The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. Furthermore, if the Fund is a QIE and invests in an underlying Fund that is a QIE, a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the underlying Fund.

Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

Tax-Exempt Distributions -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Taxable Distributions -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal
Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

Certain Additional Information for Municipal Fund Shareholders -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

State and Local Income Taxes: Municipal Obligations -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES

The following special consideration applies specifically to the ownership of a Fund' 529 share classes through a tuition program that qualifies under Section 529 of the Code.

The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
For the purposes of this section, all references to the "Adviser" shall include the Sub-Adviser with respect to MFS Diversified Income Fund and MFS Sector Rotational Fund.

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Funds the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Funds to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as "brokerage and research services," the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser received from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC ("Effecting Brokers"). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Funds' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Funds and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Funds have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Funds' portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Funds' portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) funds or other accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account's investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned. In other cases, however, the Adviser believes that such practices may produce increased investment opportunities for the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

     ------------------------------------------------------------------
                                          APPROXIMATE DATE OF POSTING
     INFORMATION                          TO WEB SITE
     ------------------------------------------------------------------
     Fund's full securities holdings      24 days after month end
     as of each month's end
     ------------------------------------------------------------------
     Fund's top 10 securities holdings
     as of each month's end               14 days after month end
     ------------------------------------------------------------------

If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available. In addition, for fund's that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.
In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE

With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with "Disclosure of Non-Public Portfolio Holdings" above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix G to this SAI Part II, or permit the recipients identified in Appendix G to this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

This list of recipients in Appendix G to this SAI Part II is current as of May 31, 2007, and any additions, modifications, or deletions to this list that have occurred since May 31, 2007, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund's current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix G to this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the Fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported that day, the position is generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by an independent pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as provided by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by an independent pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by an independent pricing service for proximate time periods.

Swaps are generally valued at valuations provided by an independent pricing service.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by an independent pricing service.

SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

LETTER OF INTENT. Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). To initiate this service, shares having an aggregate value of at least $5,000 must be held on deposit by, or certificates for such shares must be deposited with, MFSC. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the redemption of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

GROUP PURCHASES. A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

EXCHANGE PRIVILEGE

MONEY MARKET FUNDS

If you exchange your shares out of MFS Cash Reserve Fund, MFS Government Money Market Fund, or MFS Money Market Fund into Class A or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

  o the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

  o the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

  o the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

MFS FIXED FUND. Class A, Class A1, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A and Class A1 shares and Units, shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares or Units will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged Fund and the original purchase date of the shares subject to the CDSC. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of a MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A and Class A1 shares and Units with respect to shares on which the initial sales charge has already been paid.

TELEPHONE EXCHANGES. No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES
The Trust's Declaration of Trust, as amended or amended and restated from time to time, permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. Each Trust except MFS Series Trust XII, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

The Trustees may cause a shareholder's shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                                                            PART II - APPENDIX A

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND
                                                                      BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

-------------------------------------------------------------------------------
                                                        PRINCIPAL OCCUPATIONS
                     POSITION(S)     TRUSTEE/OFFICER DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH HELD WITH FUND      SINCE(1)      & OTHER DIRECTORSHIPS(2)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Robert J.           Trustee         April 2005;      Massachusetts Financial
Manning(3)                          December 2004 -  Services Company, Chief
(born 10/20/63)                     March 2005       Executive Officer,
                                    (Advisory        President, Chief
                                    Trustee);        Investment Officer  and
                                    February -       Director
                                    December 2004
                                    (Trustee)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Robert C. Pozen(3)  Trustee         April 2005;      Massachusetts Financial
(born 8/8/46)                       December 2004    Services Company, Chairman
                                    -March 2005      (since February 2004); MIT
                                    (Advisory        Sloan School (education),
                                    Trustee);        Senior Lecturer (since
                                    February -       2006); Secretary of
                                    December 2004    Economic Affairs, The
                                    (Trustee)        Commonwealth of
                                                     Massachusetts (January
                                                     2002 to December 2002);
                                                     Fidelity Investments, Vice
                                                     Chairman (June 2000 to
                                                     December 2001); Fidelity
                                                     Management & Research
                                                     Company (investment
                                                     adviser), President (March
                                                     1997 to July 2001); Bell
                                                     Canada Enterprises
                                                     (telecommunications),
                                                     Director; Medtronic, Inc.
                                                     (medical technology),
                                                     Director; Telesat
                                                     (satellite
                                                     communications), Director
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
J. Atwood Ives      Trustee and     February 1992    Private investor; Eastern
                    Chair of                         Enterprises (diversified
(born 5/1/36)       Trustees                         services company),
                                                     Chairman, Trustee and
                                                     Chief Executive Officer
                                                     (until November 2000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Robert E. Butler(4) Trustee         January 2006     Consultant - regulatory
                                                     and compliance matters
(born 11/29/41)                                      (since July 2002);
                                                     PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (November
                                                     2000 until June 2002)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Lawrence H. Cohn,   Trustee         August 1993      Brigham and Women's
M.D.                                                 Hospital, Chief of Cardiac
(born 3/11/37)                                       Surgery (until 2005);
                                                     Harvard Medical School,
                                                     Professor of Cardiac
                                                     Surgery; Physician
                                                     Director of Medical Device
                                                     Technology for Partners
                                                     HealthCare
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
David H. Gunning    Trustee         January 2004     Retired; Cleveland-Cliffs
                                                     Inc. (mining products and
(born 5/30/42)                                       service provider), Vice
                                                     Chairman/Director (until
                                                     May 2007); Portman Limited
                                                     (mining), Director (since
                                                     2005); Encinitos Ventures
                                                     (private investment
                                                     company), Principal (1997
                                                     to April 2001); Lincoln
                                                     Electric Holdings, Inc.
                                                     (welding equipment
                                                     manufacturer), Director
-------------------------------------------------------------------------------
William R. Gutow    Trustee         December 1993    Private investor and real
(born 9/27/41)                                       estate consultant; Capitol
                                                     Entertainment Management
                                                     Company (video franchise),
                                                     Vice Chairman; Atlantic
                                                     Coast Tan (tanning
                                                     salons), Vice Chairman
                                                     (since 2002)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Michael Hegarty     Trustee         December 2004    Retired; AXA Financial
                                                     (financial services and
(born 12/21/44)                                      insurance), Vice Chairman
                                                     and Chief Operating
                                                     Officer (until May 2001);
                                                     The Equitable Life
                                                     Assurance Society
                                                     (insurance), President and
                                                     Chief Operating Officer
                                                     (until May 2001)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Lawrence T. Perera  Trustee         July 1981        Hemenway & Barnes
(born 6/23/35)                                       (attorneys), Partner
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
J. Dale Sherratt    Trustee         August 1993      Insight Resources, Inc.
(born 9/23/38)                                       (acquisition planning
                                                     specialists), President;
                                                     Wellfleet Investments
                                                     (investor in health care
                                                     companies), Managing
                                                     General Partner (since
                                                     1993); Cambridge
                                                     Nutraceuticals
                                                     (professional nutritional
                                                     products), Chief Executive
                                                     Officer (until May 2001)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Laurie J. Thomsen   Trustee         March 2005       New Profit, Inc. (venture
(born 8/5/57)                                        philanthropy), Partner
                                                     (since 2006); Private
                                                     investor; Prism Venture
                                                     Partners (venture
                                                     capital), Co-founder and
                                                     General Partner (until
                                                     June 2004); The Travelers
                                                     Companies (commercial
                                                     property liability
                                                     insurance), Director
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Robert W. Uek       Trustee         January 2006     Retired (since 1999);
(born 5/18/41)                                       PricewaterhouseCoopers LLP
                                                     (professional services
                                                     firm), Partner (until
                                                     1999); Consultant to
                                                     investment company
                                                     industry (since 2000); TT
                                                     International Funds
                                                     (mutual fund complex),
                                                     Trustee (2000 until 2005);
                                                     Hillview Investment Trust
                                                     II Funds (mutual fund
                                                     complex), Trustee (2000
                                                     until 2005)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Maria F. Dwyer(3)   President       November 2005    Massachusetts Financial
(born 12/1/58)                                       Services Company,
                                                     Executive Vice President
                                                     and Chief Regulatory
                                                     Officer (since March 2004)
                                                     and Chief Compliance
                                                     Officer (since December
                                                     2006); Fidelity Management
                                                     & Research Company, Vice
                                                     President (prior to March
                                                     2004); Fidelity Group of
                                                     Funds, President and
                                                     Treasurer (prior to March
                                                     2004)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Tracy Atkinson(3)   Treasurer       September 2005   Massachusetts Financial
                                                     Services Company, Senior
(born 12/30/64)                                      Vice President (since
                                                     September 2004);
                                                     PricewaterhouseCoopers
                                                     LLP, Partner (prior to
                                                     September 2004)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Christopher R.      Assistant       July 2005        Massachusetts Financial
Bohane(3)           Secretary and                    Services Company, Vice
                    Assistant                        President and Senior
(born 1/18/74)      Clerk                            Counsel (since April
                                                     2003); Kirkpatrick &
                                                     Lockhart LLP (law firm),
                                                     Associate (prior to April
                                                     2003)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Ethan D. Corey(3)   Assistant       July 2005        Massachusetts Financial
                    Secretary and                    Services Company, Special
(born 11/21/63)     Assistant                        Counsel (since December
                    Clerk                            2004); Dechert LLP (law
                                                     firm), Counsel (prior to
                                                     December 2004)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
David L.            Assistant       July 2005        Massachusetts Financial
DiLorenzo(3)        Treasurer                        Services Company, Vice
                                                     President (since June
(born 8/10/68)                                       2005); JP Morgan Investor
                                                     Services, Vice President
                                                     (prior to June 2005)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mark D. Fischer(3)  Assistant       July 2005        Massachusetts Financial
                    Treasurer                        Services Company, Vice
(born 10/27/70)                                      President (since May
                                                     2005); JP Morgan
                                                     Investment Management
                                                     Company, Vice President
                                                     (prior to May 2005)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Brian E.            Assistant       May 2006         Massachusetts Financial
Langenfeld(3)       Secretary and                    Services Company,
                    Assistant                        Assistant Vice President
(born 3/7/73)       Clerk                            and Counsel (since May
                                                     2006); John Hancock
                                                     Advisers, LLC, Assistant
                                                     Vice President and Counsel
                                                     (May 2005 to April 2006);
                                                     John Hancock Advisers,
                                                     LLC, Attorney and
                                                     Assistant Secretary (prior
                                                     to May 2005)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Ellen Moynihan(3)   Assistant       April 1997       Massachusetts Financial
(born 11/13/57)     Treasurer                        Services Company, Senior
                                                     Vice President

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Susan S. Newton(3)  Assistant       May 2005         Massachusetts Financial
                    Secretary and                    Services Company, Senior
(born 3/7/50)       Assistant                        Vice President and
                    Clerk                            Associate General Counsel
                                                     (since April 2005); John
                                                     Hancock Advisers, LLC,
                                                     Senior Vice President,
                                                     Secretary and Chief Legal
                                                     Officer (prior to April
                                                     2005); John Hancock Group
                                                     of Funds, Senior Vice
                                                     President, Secretary and
                                                     Chief Legal Officer (prior
                                                     to April 2005)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Susan A.            Assistant       July 2005        Massachusetts Financial
Pereira(3)          Secretary and                    Services Company, Vice
                    Assistant                        President and Senior
(born 11/5/70)      Clerk                            Counsel (since June 2004);
                                                     Bingham McCutchen LLP (law
                                                     firm), Associate (prior to
                                                     June 2004)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mark N.             Secretary and   January 2006     Massachusetts Financial
Polebaum(3)         Clerk                            Services Company,
                                                     Executive Vice President,
(born 5/1/52)                                        General Counsel and
                                                     Secretary (since January
                                                     2006); Wilmer Cutler
                                                     Pickering Hale and Dorr
                                                     LLP (law firm), Partner
                                                     (prior to January 2006)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Frank L. Tarantino  Independent     June 2004        Tarantino LLC (provider of
                    Chief                            compliance services),
(born 3/7/44)       Compliance                       Principal (since June
                    Officer                          2004); CRA Business
                                                     Strategies Group
                                                     (consulting services),
                                                     Executive Vice President
                                                     (April 2003 to June 2004);
                                                     David L. Babson & Co.
                                                     (investment adviser),
                                                     Managing Director, Chief
                                                     Administrative Officer and
                                                     Director (prior to March
                                                     2003)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
James O. Yost(3)    Assistant       September 1990   Massachusetts Financial
(born 06/12/60)     Treasurer                        Services Company, Senior
                                                     Vice President
-------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

                                                            PART II - APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES

                                  MARCH 1, 2007

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

         The MFS Proxy Voting Policies and Procedures include:

         A.       Voting Guidelines;

         B.       Administrative Procedures;

         C.       Monitoring System;

         D.       Records Retention; and

         E.       Reports.

A.       VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.       MFS' POLICY ON SPECIFIC ISSUES

         ELECTION OF DIRECTORS

         MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

         MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

         MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be "excessive." In the event that MFS determines that an issuer has adopted an "excessive" executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of "excessive" executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

         MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

         MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

         MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

         MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

         CLASSIFIED BOARDS

         MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         NON-SALARY COMPENSATION PROGRAMS

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         EXPENSING OF STOCK OPTIONS

         MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

         EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to "excessive compensation" and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

         MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

         EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
(a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         ISSUANCE OF STOCK

         There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

         REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

         WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

         INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

         OTHER CORPORATE GOVERNANCE, CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

         There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

         FOREIGN ISSUERS

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

         MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.       ADMINISTRATIVE PROCEDURES

1.       MFS PROXY VOTING COMMITTEE

         The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting
Committee:

         a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

         c. Considers special proxy issues as they may arise from time to time.

2.       POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

         In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. ("RSI"), and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

         The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.       GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.       ANALYZING PROXIES

         Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.       VOTING PROXIES

         In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.       MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.       RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.       REPORTS

         MFS FUNDS

         MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore;
(iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

         ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                          MFS UNION STANDARD EQUITY FUND

        INSTITUTIONAL SHAREHOLDERS SERVICES TAFT-HARTLEY ADVISORY SERVICES

                      PROXY VOTING GUIDELINES AND PROCEDURES

The Taft-Hartley Advisory Services Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

INTRODUCTION

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

  o Corporate policies that affect job security and wage levels;
  o Corporate policies that affect local economic development and stability;
  o Corporate responsibility to employees and communities; and
  o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

  o Company performance relative to its peers;
  o Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
  o Board diversity;
  o Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);
  o Failure of board to respond to majority shareholder votes;
  o Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

  o Poor attendance;
  o Lack of a board that is at least two-thirds (67 percent) independent; Independence of the key board committees (audit, compensation, and nominating);
  o Performance of the key board committees;
  o Failure to establish key board committees; and
  o Interlocking and excessive directorships.

NON-INDEPENDENT CHAIRMAN: A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions. A McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is twenty to forty percent higher if the CEO is also the chairman of the board. We WITHHOLD votes from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairman.

INDEPENDENT DIRECTORS: Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We WITHHOLD votes from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

BOARD STRUCTURE: Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

BOARD AND COMMITTEE SIZE: While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

FINANCIAL PERFORMANCE TEST FOR BOARDS: Taft-Hartley Advisory Services believes that long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to withhold votes against director nominees, we will look at the company's response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

PROPOSALS ON BOARD INCLUSIVENESS: Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

MAJORITY THRESHOLD VOTING REQUIREMENT FOR DIRECTOR ELECTIONS: Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company's poison pill to shareholder vote and/or eliminate or redeem poison pills. We WITHHOLD votes from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting and WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

  o Impact on shareholder value;
  o Changes in corporate governance and their impact on shareholder rights;
  o Fairness opinion (or lack thereof);
  o Offer price (cost vs. premium);
  o Form and mix of payment (i.e. stock, cash, debt, etc.);
  o Change-in-control payments to executive officers;
  o Perspective of ownership (target vs. acquirer) in the deal;
  o Fundamental value drivers behind the deal;
  o Anticipated financial and operating benefits realizable through combined synergies;
  o Financial viability of the combined companies as a single entity;
  o What are the potential legal or environmental liability risks associated with the target firm?;
  o Impact on community stakeholders and employees in both workforces;
  o How will the merger adversely affect employee benefits like pensions and health care?

REINCORPORATION: Taft-Hartley Advisory Services reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights.
We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, stock option expensing, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

POOR COMPENSATION PRACTICES: Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will consider WITHHOLDING votes from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices. In addition, we may consider recommending a WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

OPTIONS BACKDATING: Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES
Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services' clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Taft-Hartley Advisory Services supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Taft-Hartley Advisory Services votes FOR proposals to implement and report on ILO codes of conduct.

                                                            PART II - APPENDIX C

                                                        WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (ISC) and/or the CDSC is waived for the MFS funds' share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFS that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers or other transactions from one account to the same class of the same fund of another account otherwise subject to a CDSC or an ISC will not be charged a CDSC or ISC so long as each account is held in your name or for your benefit (either individually or collectively) by MFSC or an affiliate. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix C, the term "ESP" includes employer sponsored plans, the term "SRO" includes salary reduction only plans, and the term "ERISA" refers to the Employment Retirement Income Security Act of 1974, as amended.

In this appendix, all references to Class A Shares shall apply to Class A1 Shares and all references to Class B Shares shall apply to Class B1 Shares.

RETIREMENT PLANS:


-----------------------------------------------------------------------------------------------------
                                                          SALES        CHARGE WAIVED
-----------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                          CLASS A    CLASS A     CLASS B    CLASS C
                                                           ISC        CDSC       CDSC        CDSC
-----------------------------------------------------------------------------------------------------
1. WAIVERS FOR SERVICED PLANS
-----------------------------------------------------------------------------------------------------
o To the extent that redemption proceeds are used                       V           V           V
to pay expenses (or certain participant expenses)
of the 401(a) or ESP Plan (e.g., participant
account fees).
-----------------------------------------------------------------------------------------------------
o Shares purchased or redeemed representing                 V           V           V           V
transfers from, or transfers to, plan investments
other than the MFS funds.
-----------------------------------------------------------------------------------------------------
o Shares acquired pursuant to repayments by                 V           V           V           V
retirement plan participants of loans from 401(a)
or ESP Plans.
-----------------------------------------------------------------------------------------------------
o By a retirement plan which established an account                                 V
with MFSC on or after July 1, 1996, but before
January 1, 2003 (provided that the plan
establishment paperwork is received by MFSC in good
order on or before December 31, 2002).
-----------------------------------------------------------------------------------------------------
o Transfers from a single account maintained for a                      V           V           V
401(a) Plan to multiple accounts maintained by MFSC
on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------
o All Serviced Plans.                                       V                                   V
-----------------------------------------------------------------------------------------------------
o Transfers due to the eligibility of a Serviced            V           V           V           V
Plan to move its investment into a new share class
under certain eligibility criteria established from
time to time by MFD (sales charges waived may vary
depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------
o Transfer or rollover to MFS Prototype IRA from a          V           V           V           V
Serviced Plan.
-----------------------------------------------------------------------------------------------------
o Reinvestment of Redemption Proceeds from Class B          V           V
Shares:

  o Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

  o Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31,
    2002 where the purchase represents the
    immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS funds and is equal to or exceeds
    $1,000,000, either alone or in aggregate with current market value of the plan's existing
    Class A shares.

-----------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON- SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------
A. 401(A) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------
o Where the retirement plan and/or sponsoring               V           V
organization demonstrates to the satisfaction of,
and certifies to, MFSC that the retirement plan (or
multiple plans maintained by the same plan sponsor)
has, at the time of certification or will have
pursuant to a purchase order placed with the
certification, a market value of $500,000 or more
(applies only when the certification was received
by MFSC on or prior to March 30, 2001) or
$1,000,000 or more (applies only when the
certification is received by MFSC on or after April
2, 2001), invested in shares of any class or
classes of the MFS funds and aggregate assets of at
least $10 million; provided, however, that the CDSC
will not be waived (i.e., it will be imposed) (a)
with respect to plans which establish an account
with MFSC on or after November 1, 1997, in the
event that the plan makes a complete redemption of
all of its shares in the MFS Family of funds, or
(b) with respect to plans which establish an
account with MFSC prior to November 1, 1997, in the
event that there is a change in law or regulations
which result in a material adverse change to the
tax advantaged nature of the plan, or in the event
that the plan and/or sponsoring organization: (i)
becomes insolvent or bankrupt; (ii) is terminated
under ERISA or is liquidated or dissolved; or (iii)
is acquired by, merged into, or consolidated with
any other entity.
-----------------------------------------------------------------------------------------------------
o Investment in Class A shares by certain                   V(1)
retirement plans subject to ERISA, if

  o The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

  o The plan records are maintained on a pooled basis by MFSC; and

  o The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

-----------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH SERVICED PLANS AND TA PLANS
-----------------------------------------------------------------------------------------------------
A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------
o Distributions made from an IRA or a 403(b) SRO                        V           V           V
pursuant to Section 72(t) of the Internal Revenue
Code of 1986, as amended.
-----------------------------------------------------------------------------------------------------
o Death, disability or retirement of 401(a) or ESP                      V           V           V
Plan participant, or death or disability of IRA
owner, SRO Plan Participant or SAR-SEP Plan
Participant.
-----------------------------------------------------------------------------------------------------
o Eligible participant distributions, such as                           V           V           V
distributions due to death, disability, financial
hardship, retirement and termination of employment
from Serviced Plans and nonqualified deferred
compensation plans (excluding, however, a
termination of a plan).
-----------------------------------------------------------------------------------------------------
o Loan from 401(a) or ESP Plan.                                         V           V           V
-----------------------------------------------------------------------------------------------------
o Financial hardship (as defined in Treasury                            V           V           V
Regulation Section 1.401(k)-l(d)(2), as amended
from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------
o Termination of employment of 401(a) or ESP Plan                       V           V           V
participant (excluding, however, a termination of
the Plan).
-----------------------------------------------------------------------------------------------------
o Tax-free return of excess 401(a) Plan, ESP Plan                       V           V           V
or IRA contributions.
-----------------------------------------------------------------------------------------------------
o Distributions from a 401(a) or ESP Plan that has                      V           V           V
invested its assets in one or more of the MFS funds
for more than 10 years from the later to occur of
(i) January 1, 1993 or (ii) the date such 401(a) or
ESP Plan first invests its assets in one or more of
the MFS funds. The sales charges will be waived in
the case of a redemption of all of the 401(a) or
ESP Plan's shares in all MFS funds (i.e., all the
assets of the 401(a) or ESP Plan invested in the
MFS funds are withdrawn), unless immediately prior
to the redemption, the aggregate amount invested by
the 401(a) or ESP Plan in shares of the MFS funds
(excluding the reinvestment of distributions)
during the prior four years equals 50% or more of
the total value of the 401(a) or ESP Plan's assets
in the MFS funds, in which case the sales charges
will not be waived.
-----------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner, ESP                     V
participant, SRO Plan participant or 401(a) Plan
participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------
o Certain involuntary redemptions and redemptions                       V           V           V
in connection with certain automatic withdrawals
from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------
o Distributions made on or after the IRA owner or                       V           V           V
the 401(a), ESP, SRO or SAR-SEP Plan participant,
as applicable, has attained the age of 701/2 years
old, but only with respect to the minimum
distribution under Code rules.
-----------------------------------------------------------------------------------------------------
o Investments in Class A shares by certain                  V(1)
retirement plans subject to ERISA, if, prior to
July 1, 1996,

  o The plan had established an account with MFSC;
    and

  o The sponsoring organization had demonstrated to the satisfaction of MFD that either:

  o The employer had at least 25 employees; or

  o The total purchases by the retirement plan of Class A shares of the MFS funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

-----------------------------------------------------------------------------------------------------
o Investments in Class A shares by certain                  V(1    )
retirement plans subject to ERISA, if

  o The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

  o The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds; and

  o The retirement plans will qualify under this category only if the plans or their sponsoring organization informs MFSC prior to the purchases that the plans have a market value of $500,000 or more invested in shares of any class or classes of the MFS funds; MFSC has no obligation independently to determine whether such plans qualify under this category.

-----------------------------------------------------------------------------------------------------
B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------
o Transfers to an IRA rollover account where any                        V           V           V
sales charges with respect to the shares being
reregistered would have been waived had they been
redeemed.
-----------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------
o Where the retirement plan is, at that time, a             V           V
party to a retirement plan recordkeeping or
administrative services agreement with MFD or one
of its affiliates pursuant to which certain of
those services are provided by Benefit Services
Corporation or any successor service provider
designated by MFD.
-----------------------------------------------------------------------------------------------------
o Where the retirement plan has established an              V           V
account with MFSC on or after January 1, 2000, and
is, at that time, a party to a retirement plan
recordkeeping or administrative services agreement
with MFD or one of its affiliates pursuant to which
such services are provided with respect to at least
$10 million in plan assets.
-----------------------------------------------------------------------------------------------------
o Shares acquired by retirement plans or trust              V           V
accounts whose financial intermediaries have
entered into an administrative services agreement
with MFD or one of its affiliates to perform
certain administrative services, subject to certain
operational and minimum size requirements specified
from time to time by MFD or one or more of its
affiliates.
-----------------------------------------------------------------------------------------------------
1 Purchases of Class A shares are not subject to an initial sales charge; however, a
CDSC of 1% will be deducted from redemption proceeds if the redemption is made within
12 months of purchase.

WAIVERS FOR 529 TUITION PROGRAMS:

---------------------------------------------------------------------------------------------------------
                                                                     SALES       CHARGE        WAIVED
---------------------------------------------------------------------------------------------------------
WAIVER CATEGORY                                                   CLASS 529A     CLASS 529B    CLASS 529C
                                                                     ISC           CDSC           CDSC
---------------------------------------------------------------------------------------------------------
A. CERTAIN SPONSORED PLANS
---------------------------------------------------------------------------------------------------------
o Shares acquired on behalf of a group, association or                V             V              V
employer sponsored plan, pursuant to guidelines created by
MFD from time to time.
---------------------------------------------------------------------------------------------------------
B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS
A, CLASS B AND CLASS C SHARES
---------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases of Class              V             V              V
529A shares, and the CDSC imposed on certain redemptions
of Class A, Class B and Class C shares, are waived where
Class 529A, Class 529B and Class 529C shares are acquired
following the reinvestment of the proceeds of a redemption
of Class A, Class B and Class C shares, respectively, of
the same fund; provided however, that any applicable CDSC
liability on the Class B or Class C shares redeemed will
carry over to the Class 529B or Class 529C shares acquired
and for purposes of calculating the CDSC, the length of
time you have owned your Class 529B or Class 529C shares
will be measured from the date of original purchase of the
Class B or Class C shares redeemed.
---------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SERVICE ARRANGEMENTS
---------------------------------------------------------------------------------------------------------
o Shares acquired by 529 tuition programs whose sponsors              V
or administrators have entered into an administrative
services agreement with MFD or one of its affiliates to
perform certain administrative or investment advisory
services subject to certain operational and minimum size
requirements specified from time to time by MFD or one or
more of its affiliates.

---------------------------------------------------------------------------------------------------------
D. QUALIFIED HIGHER EDUCATION EXPENSES
---------------------------------------------------------------------------------------------------------
o Shares redeemed where the redemption proceeds are used                            V              V
to pay for qualified higher education expenses, which may
include tuition, fees, books, supplies, equipment and room
and board (see the program description for further
information on qualified higher education expenses);
however the CDSC will not be waived for redemptions where
the proceeds are transferred or rolled over to another
tuition program.
---------------------------------------------------------------------------------------------------------
E. SCHOLARSHIP
---------------------------------------------------------------------------------------------------------
o Shares redeemed where the account beneficiary has                                 V              V
received a scholarship, up to the amount of the
scholarship.
---------------------------------------------------------------------------------------------------------
F. DEATH OF 529 PLAN BENEFICIARY
---------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the death of the 529 plan                           V              V
account beneficiary if the shares were held solely for the
benefit of the deceased individual.
---------------------------------------------------------------------------------------------------------

GENERAL WAIVERS:
---------------------------------------------------------------------------------------------------------
                                                      SALES CHARGE WAIVED
---------------------------------------------------------------------------------------------------------
                                                  CLASS A/529A   CLASS A       CLASS B/529B  CLASS C/529C
WAIVER CATEGORY                                       ISC          CDSC            CDSC          CDSC
---------------------------------------------------------------------------------------------------------
A. DIVIDEND REINVESTMENT
---------------------------------------------------------------------------------------------------------
o Shares acquired through dividend or capital          V            V           V             V
gain reinvestment.
---------------------------------------------------------------------------------------------------------
o Shares acquired by automatic reinvestment of         V            V           V             V
distributions of dividends and capital gains of
any fund in the MFS funds pursuant to the
Distribution Investment Program.
---------------------------------------------------------------------------------------------------------
B. AFFILIATES OF A MFS FUND/CERTAIN FINANCIAL
ADVISERS
---------------------------------------------------------------------------------------------------------
o Shares acquired by officers, eligible                V            V           V             V
directors, employees (including former
employees) and agents of MFS, Sun Life, or any
of their subsidiary companies.
---------------------------------------------------------------------------------------------------------
o Shares acquired by trustees and retired              V            V           V             V
trustees of any investment company for which
MFD serves as distributor.
---------------------------------------------------------------------------------------------------------
o Shares acquired by employees, directors,             V            V           V             V
partners, officers and trustees of any
subadviser to any MFS fund.
---------------------------------------------------------------------------------------------------------
o Shares acquired by certain family members of         V            V           V             V
any such individual identified above and their
spouses (or legal equivalent under applicable
state law), and certain trusts, pension,
profit-sharing or other retirement plans for
the sole benefit of such persons, provided the
shares are not resold except to the MFS fund
which issued the shares.
---------------------------------------------------------------------------------------------------------
o Shares acquired by employees or registered           V            V           V             V
representatives (including former employees) of
financial intermediaries or an employee's
spouse (or legal equivalent under applicable
state law) or employee's children under the age
of 21.  For employees or registered
representatives of financial intermediaries who
established an account with MFS prior to May 1,
2006, shares acquired by certain family
members  of employees or registered
representatives of financial intermediaries and
their spouses (or legal equivalent under
applicable state law), and certain trusts,
pension, profit-sharing or other retirement
plans for the sole benefit of such persons,
provided the shares are not resold except to
the MFS Fund which issued the shares.
---------------------------------------------------------------------------------------------------------
o Shares acquired by institutional clients of          V            V           V             V
MFS or MFS Institutional Advisors, Inc.

---------------------------------------------------------------------------------------------------------
C. INVOLUNTARY REDEMPTIONS
---------------------------------------------------------------------------------------------------------
o Shares redeemed at a MFS fund's direction due                     V           V             V
to the small size of a shareholder's account.

---------------------------------------------------------------------------------------------------------
D. BANK TRUST DEPARTMENTS AND LAW FIRMS
---------------------------------------------------------------------------------------------------------
o Shares acquired by certain bank trust                V            V
departments or law firms acting as trustee or
manager for trust accounts which have entered
into an administrative services agreement with
MFD and are acquiring such shares for the
benefit of their trust account clients.
---------------------------------------------------------------------------------------------------------
E. INVESTMENT OF PROCEEDS FROM CERTAIN
REDEMPTIONS OF CLASS I SHARES
---------------------------------------------------------------------------------------------------------
o The initial sales charge imposed on purchases        V            V
of Class A or Class 529A shares and the
contingent deferred sales charge imposed on
certain redemptions of Class A shares, are
waived with respect to Class A or Class 529A
shares acquired of any of the MFS funds through
the immediate reinvestment of the proceeds of a
redemption of Class I shares of any of the MFS
funds.
---------------------------------------------------------------------------------------------------------
F. SYSTEMATIC WITHDRAWALS
---------------------------------------------------------------------------------------------------------
o Systematic withdrawals with respect to up to                                  V             V
10% per year of the account value (with respect
to Class B and Class 529B shares, determined at
the time of your first withdrawal under the
plan(s) or January 1, 2007, whichever is later
and reset annually thereafter and with respect
to Class C and Class 529 C shares, determined
at the time the plan is established).
---------------------------------------------------------------------------------------------------------
G. DEATH OF OWNER
---------------------------------------------------------------------------------------------------------
o Shares redeemed on the account of the death                       V           V             V
of the account owner (e.g., shares redeemed by
the estate or any transferee of the shares from
the estate) if the shares were held solely in
the deceased individual's name, or for the
benefit of the deceased individual.
---------------------------------------------------------------------------------------------------------
H. DISABILITY OF OWNER
---------------------------------------------------------------------------------------------------------
o Shares redeemed on account of the disability                                  V             V
of the account owner if shares are held either
solely or jointly in the disabled individual's
name in a living trust for the benefit of the
disabled individual (in which case a disability
certification form is required to be submitted
to MFSC), or shares redeemed on account of the
disability of the 529 account beneficiary.
---------------------------------------------------------------------------------------------------------
I. WRAP ACCOUNT AND FUND "SUPERMARKET"
INVESTMENTS
---------------------------------------------------------------------------------------------------------
o Shares acquired by investments through               V            V
certain dealers (including registered
investment advisers and financial planners)
which have established certain operational
arrangements with MFD which include a
requirement that such shares be sold for the
sole benefit of clients participating in a
 "wrap"  account, mutual fund  "supermarket"
account or a similar program under which such
clients pay a fee to such dealer.
---------------------------------------------------------------------------------------------------------
J. INSURANCE COMPANY SEPARATE ACCOUNTS
---------------------------------------------------------------------------------------------------------
o Shares acquired by insurance company separate        V            V
accounts.
---------------------------------------------------------------------------------------------------------
K. NO COMMISSIONS PAID
---------------------------------------------------------------------------------------------------------
o Shares redeemed where MFD has not paid an up
front commission with respect to the sale of
the shares, provided that such arrangement                          V           V             V
meets certain conditions established by MFD
from time to time.
---------------------------------------------------------------------------------------------------------
L. MISCELLANEOUS
---------------------------------------------------------------------------------------------------------
o In connection with settlements reached               V
between certain broker/dealers and the NASD,
SEC, and/or other regulatory bodies regarding
sales of Class B and Class C shares in excess
of certain dollar thresholds, the funds will,
at times, permit shareholders who are clients
of these firms to redeem Class B and Class C
shares of the fund and concurrently purchase
Class A shares without paying an initial sales
charge.
---------------------------------------------------------------------------------------------------------

                                                            PART II - APPENDIX D

FINANCIAL INTERMEDIARY COMPENSATION
Financial intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 ("Distribution Plan") distribution and service payments received by MFD from the Funds, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the Funds, and (iii) in the form of payments paid from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation. For calendar year 2006, gross sales of MFS Funds through financial intermediaries who received such compensation from MFD represented 74% of total gross sales of MFS Funds.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a MFS Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider financial intermediaries' sale of shares of a MFS Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS Funds.

COMMISSIONS AND DISTRIBUTION PLAN PAYMENTS

Class A, Class A1, Class 529A, and Class J Shares - General Provisions

For purchases of Class A, Class A1, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

EQUITY/ASSET ALLOCATION/TOTAL RETURN FUNDS:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Amount of Purchase                       Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Less than $50,000                        5.00%
-------------------------------------------------------------------------------
$50,000 but less than $100,000           4.00%
-------------------------------------------------------------------------------
$100,000 but less than $250,000          3.00%
-------------------------------------------------------------------------------
$250,000 but less than $500,000          2.25%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000        1.75%
-------------------------------------------------------------------------------

BOND FUNDS:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Amount of Purchase                       Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Less than $50,000                        4.00%
-------------------------------------------------------------------------------
$50,000 but less than $100,000           3.50%
-------------------------------------------------------------------------------
$100,000 but less than $250,000          3.00%
-------------------------------------------------------------------------------
$250,000 but less than $500,000          2.25%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000        1.75%
-------------------------------------------------------------------------------

SHORT-TERM BOND FUNDS:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Amount of Purchase                       Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Less than $50,000                        2.25%
-------------------------------------------------------------------------------
$50,000 but less than $100,000           2.00%
-------------------------------------------------------------------------------
$100,000 but less than $250,000          1.75%
-------------------------------------------------------------------------------
$250,000 but less than $500,000          1.50%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000        1.25%
-------------------------------------------------------------------------------

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares. Also, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

Except as noted below, for purchases of Class 529A shares not subject to an initial sales charge on or after April 1, 2007, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $10,000,000 plus            0.50%
-------------------------------------------------------------------------------
Over $10,000,000                         0.25%
-------------------------------------------------------------------------------
In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases before April 1, 2007 of Class 529A shares not subject to an initial sales charge, MFD may pay financial intermediaries an upfront commission of up to the following:

--------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the first $4,000,000 plus             1.00%
--------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus      0.50%
--------------------------------------------------------------------------------
Over $25,000,000                         0.25%
--------------------------------------------------------------------------------

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases before April 1, 2007 of Class 529A shares by employer sponsored or payroll deduction 529 plans not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $25,000,000 plus            0.50%
-------------------------------------------------------------------------------
Over $25,000,000                         0.25%
-------------------------------------------------------------------------------
In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A and Class A1-Specific Provisions Effective For Purchases on or After April 1, 2007

Except as noted below, for purchases of Class A and Class A1 shares not subject to an initial sales charge on or after April 1, 2007, by retirement plans (other than Serviced Plans and plans for which Heritage Trust serves as a trustee) that are held by MFSC at the plan or omnibus level ("Investment-Only Retirement Plans"), MFD will generally pay financial intermediaries no upfront commission, but financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class A1 shares by Investment-Only Retirement Plans not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Except as noted below, for purchases of Class A and Class A1 shares on or after April 1, 2007, by accounts other than Investment-Only Retirement Plans and Serviced Plans not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $10,000,000 plus            0.50%
-------------------------------------------------------------------------------
Over $10,000,000                         0.25%
-------------------------------------------------------------------------------
In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class A and Class A1-Specific Provisions Effective for Purchases Prior to April
--------------------------------------------------------------------------------
1, 2007

For purchases before April 1, 2007 (or with respect to purchases pursuant to a letter of intent signed prior to April 1, 2007) of Class A and Class A1 shares not subject to an initial sales charge other than by Serviced Plans, MFD may pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $4,000,000 plus             1.00%
-------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus      0.50%
-------------------------------------------------------------------------------
Over $25,000,000                         0.25%
-------------------------------------------------------------------------------

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases prior to April 1, 2007 of Class A and Class A1 shares by Serviced Plans established prior to April 1, 2001 (including sales to plans for which account establishment paperwork was received in good order by MFD on or prior to March 31, 2001), not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $2,000,000 plus             1.00%
-------------------------------------------------------------------------------
Over $2,000,000 to $3,000,000 plus       0.80%
-------------------------------------------------------------------------------
Over $3,000,000 to $50,000,000 plus      0.50%
-------------------------------------------------------------------------------
Over $50,000,000                         0.25%
-------------------------------------------------------------------------------

Except for Serviced Plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A and Class A1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

In the case of Serviced Plans whose account establishment paperwork was received in good order after December 31, 1999, purchases prior to April 1, 2007 will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases prior to April 1, 2007 of Class A and Class A1 shares by Serviced Plans established on or after April 1, 2001 (including, sales to plans for which account establishment paperwork was received in good order by MFD on or after April 1, 2001), not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                         Upfront Commission as a Percentage of
Cumulative Purchase Amount               Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $4,000,000 plus             1.00%
-------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus      0.50%
-------------------------------------------------------------------------------
Over $25,000,000                         0.25%
-------------------------------------------------------------------------------

For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class A shares and Class A1, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase except for purchases by Serviced Plans that trade through Princeton Retirement Group for which financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class B, Class B1 and Class 529B Shares

Except as noted below, for purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares by a Serviced Plan for which account establishment paperwork was received in good order by MFD between July 1, 1996 and December 31, 1998, MFD will generally pay an upfront commission to financial intermediaries equal to 2.75% of the amount of Class B and Class B1 shares purchased through such financial intermediary. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B and Class B1 shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares by a Serviced Plan which established its account with MFSC between January 1, 1999, and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002) and certain other retirement plans as determined by MFD from time to time, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee). This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan distribution fee payment of up to 0.75% and some or all of the Distribution Plan service fee payment of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class C shares by Serviced Plans established between January 1, 2003 and March 31, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to 1% annually of the average daily net assets of the class attributable to plan assets (of which 0.25% consists of the Distribution Plan service fee).

For purchases of Class C shares by an Alliance Plan, MFD will pay upfront commissions or asset-based compensation to financial intermediaries under either option discussed above, at the financial intermediary's discretion.

Class R, Class R1, Class R2, Class R3 and Class R4 Shares

Except as noted below, for purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but, instead, generally pays asset-based compensation to financial intermediaries of up to the following rates annually of the average daily net assets of the Funds attributable to plan assets (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

-------------------------------------------------------------------------------
Class                                 Annual Rate
-------------------------------------------------------------------------------
Class R1                              0.75%
-------------------------------------------------------------------------------
Class R, Class R2, Class R3           0.50%
-------------------------------------------------------------------------------
Class R4                              0.25%
-------------------------------------------------------------------------------

In addition, MFD may pay financial intermediaries who sell Class R4 shares an upfront commission of up to 0.25% of up to $25 million of a Serviced Plan's initial investment. MFD generally will not pay financial intermediaries receiving this upfront commission an upfront commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time).

For purchases of Class R shares prior to April 1, 2007 by a Serviced Plan whose account establishment paperwork was received in good order between December 31, 2002 and March 31, 2005, MFD will generally pay financial intermediaries an upfront commission of up to the following:

-------------------------------------------------------------------------------
                                       Upfront Commission as a Percentage of
Cumulative Purchase Amount             Offering Price
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
On the first $4,000,000 plus           1.00%
-------------------------------------------------------------------------------
Over $4,000,000 to $25,000,000 plus    0.50%
-------------------------------------------------------------------------------
Over $25,000,000                       0.25%
-------------------------------------------------------------------------------

For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's investment in Class R shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over an initial 12 month period commencing from the date of the first such purchase.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.50% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class R shares prior to April 1, 2007 by an Alliance Plan whose account establishment paperwork was received in good order between December 31, 2002 and March 31, 2005, MFD will generally pay financial intermediaries an upfront commission of up to 0.60% of the amount of Class R shares purchased through such financial intermediary.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.50% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

529 ADMINISTRATIVE SERVICES FEES, RETIREMENT PLAN ADMINISTRATIVE AND SERVICES FEES, AND SHAREHOLDER SERVICING PAYMENTS

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

OTHER MFD PAYMENTS

Financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS Funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Funds or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the various MFS Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services.; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

NASD Member Broker/Dealers Receiving Such Payments from MFD's Own Additional Resources

Set forth below is a list of the member firms of the NASD to which MFD expects as of June 4, 2007 to make such payments from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since June 4, 2007 are not reflected. In addition to member firms of the NASD, MFD also makes such payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of MFD. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:                             INTERMEDIARY FIRM NAME:
401(K) Investment Services, Inc.                    Linsco/Private Ledger Corp.
AG Edwards & Sons, Inc.                             Merrill Lynch, Pierce, Fenner & Smith Inc.
ADP Broker-Dealer, Inc.                             Metlife Securities Inc.
AIG Financial Advisors, Inc.                        Mid-Atlantic Securities, Inc.
Ameriprise Financial Services, Inc.                 Morgan Stanley DW Inc.
American General Securities Incorporated            MSCS Financial Services, LLC
Bear, Stearns Securities Corp                       Multi Financial Services, Inc.
Becker & Suffern, LTD.                              Northwestern Mutual Investment Services
Charles Schwab & Co., Inc.                          Paychex Securities Corporation
Chase Investment Services Corp.                     Piper Jaffray & Co.
Citigroup Global Markets Inc.                       Primevest Financial Services, Inc.
Clark Securities, Inc.                              Princor Financial Services Corporation
Commonwealth Financial Network                      Prudential Investment Management Services LLC
CUNA Brokerage Services, Inc.                       Raymond James & Associates, Inc.
Fidelity Brokerage Services LLC                     Raymond James Financial Services, Inc.
Financial Network Investment Corp.                  RBC Dain Rauscher Inc.
H.D. Vest Investment Services                       State Street Global Markets, LLC
Hewitt Financial Services LLC                       SunTrust Investment Services, Inc.
ICMA - RC Services, LLC                             UBS Financial Services Inc.
IFMG Securities, Inc.                               Wachovia Securities, LLC
ING Financial Partners, Inc.                        Wells Fargo Investments LLC
Legg Mason Investor Services, LLC

From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

                                                            PART II - APPENDIX E

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Fund.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

BORROWING. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COUNTRY LOCATION. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.
In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

EMERGING MARKETS. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depository receipts for those securities, securities of investment companies, and other similar interests in an issuer.

FOREIGN CURRENCIES. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor's position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund's returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

FOREIGN MARKETS. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

HYBRID INSTRUMENTS. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, "indicators").

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer's creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond's inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

LENDING OF PORTFOLIO SECURITIES. Portfolio securities will be lent to qualified investors such as member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

LOANS AND OTHER DIRECT INDEBTEDNESS. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information ("MNPI") about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund's portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer's loans. MFS' decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS' ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS' decision not to receive MNPI under normal circumstances could adversely affect the Fund's investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite MFS' efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS' ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market's perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix H for a description of bond ratings.

MONEY MARKET INSTRUMENTS. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A Fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. In mortgage "dollar roll" transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor's ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

MUNICIPAL INSTRUMENTS. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as "municipal instruments." Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel's opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer's pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure
(i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower's ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport's service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction's proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the "MSA") entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as "lease obligations"). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

OPTIONS. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the "exercise" or "strike" price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges ("exchange traded options") or privately negotiated transactions (over-the-counter or "OTC options"). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest's price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option's current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest's price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer's credit quality.

REAL ESTATE RELATED INVESTMENTS. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT's manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer's cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor's performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

SHORT SALES. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAPS AND RELATED DERIVATIVES. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," may be entered into for the same types of hedging or non-hedging purposes as swaps. A "cap" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A "floor" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A "collar" transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor's ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the other party's risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

TEMPORARY DEFENSIVE POSITIONS. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund's assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

TENDER OPTION BONDS. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable
rate securities.   The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as "PIK bonds." PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

                                                            PART II - APPENDIX F

                                                         INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

    (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

    (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

    (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

    (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

FOR THE MFS FLOATING RATE HIGH INCOME FUND:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

FOR THE MFS HIGH INCOME FUND:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

FOR THE MFS UTILITIES FUND:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

FOR THE MFS TECHNOLOGY FUND:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

FOR ALL OTHER FUNDS:

    (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

FOR ALL OTHER FUNDS:

The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

FOR ALL FUNDS:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of investment restriction no. 6 for MFS Technology Fund, MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer's assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities.

FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

                                                            PART II - APPENDIX G

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                                            PURPOSE OF DISCLOSURE
MSCI BARRA, Inc.                                             Analytical Tool
Bloomberg L.P.                                               Analytical Tool
Board of Trustees                                            Fund Governance
Bowne                                                        Typesetting and Printing Services
CDS/Computer                                                 Software Vendor
Checkfree                                                    Software Vendor
eA Data Automation Services, LLC                             Data Formatting and Organization Service
Eagle Investment Systems Corp.                               Accounting System
Ernst & Young LLP                                            Independent Registered Public Accounting Firm
FactSet Research Systems Inc.                                Analytical Tool
GainsKeeper, Inc.                                            Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions         Software Vendor
G.H. Dean Co.                                                Typesetting and Printing Services
Institutional Shareholder Services Inc.                      Proxy Service Provider
Investor Tools Perform                                       Analytical Tool
ITG, Inc.                                                    Analytical Tool
JPMorgan Chase Bank                                          Fund Custodian
Lipper Inc.                                                  Publication Preparation
The MacGregor Group                                          Software Vendor
Massachusetts Financial Services Co.                         Fund Management
MFS Fund Distributors, Inc.                                  Fund Distribution
OMGEO LLC                                                    Software Vendor
Plexus                                                       Analytical Tool
Radianz                                                      Software Vendor
Ropes & Gray LLP                                             Legal Counsel
Saloman Analytics Inc.                                       Analytical Tool
Siemens Business Services, Inc.                              IT Client Services and Desktop Architecture
Sir Speedy                                                   Printing/Copying Services
Standard & Poor's Securities Evaluations Services            Fund Pricing
State Street Bank and Trust Company                          Custodian
Sun Capital Advisers LLC*                                    Fund Management
Wilshire Analytics/Axiom                                     Analytical Tool
Valley Forge Capital Advisors, Inc.**                        Fund Management

 * Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the portion of the MFS Diversified Income Fund for which it serves as sub-adviser.
** Valley Forge Capital Advisors, Inc., receives non-public portfolio holdings disclosure regarding the
   MFS Sector Rotational Fund for which it serves as sub-adviser.

This list is current as of May 31, 2007, and any additions, modifications or deletions to the list that have occurred since May 31, 2007 are not reflected.

                                                            PART II - APPENDIX H

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated "B" are considered speculative and are subject to high credit risk.

CAA: Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

FITCH RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk.
The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

  o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

  o The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

  o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-`' may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the "AAA" Long-term ratings category, to categories below "CCC," or to Short-term ratings other than "F1." (The +/- modifiers are only used to denote issues within the "CCC" category, whereas issuers are only rated "CCC" without the use of modifiers.)

INVESTMENT ADVISER

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000

DISTRIBUTOR

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc.

500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606

Mailing Address:

P.O. Box 55824, Boston, MA  02205-5824




[logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street, Boston, MA 02116                      MFS-PART2-SAI-7/07

                             MFS(R) SERIES TRUST XII

                     MFS(R) LIFETIME RETIREMENT INCOME FUND
                            MFS(R) LIFETIME 2010 FUND
                            MFS(R) LIFETIME 2020 FUND
                            MFS(R) LIFETIME 2030 FUND
                            MFS(R) LIFETIME 2040 FUND
                                     PART C

ITEM 23.   EXHIBITS:

            1 (a)   Declaration of Trust, dated June 29, 2005. (8)

              (b) Amendment, dated March 16, 2006, to the Declaration of Trust designating MFS Sector Rotational Fund as a new series of the Trust. (13)

              (c) Amendment, dated July 5, 2006, to the Declaration of Trust designating new Class B shares for the MFS Sector Rotational Fund. (13)

            2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (9)

              (b) Appendix A, dated June 28, 2005, as revised February 27, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002. (14)

            3 Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated June 29, 2005, as amended through July 5, 2006 (see Section 6.10), and the Amended and Restated By-Laws, dated January 1, 2002 as revised June 23, 2004 (see Article III). (12)

            4 (a) Investment Advisory Agreement for the Registrant, dated July 26, 2005 on behalf of MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund. (9)

              (b) Investment Advisory Agreement, dated July 26, 2006, on behalf of MFS Sector Rotational Fund. (15)

              (c)   Investment Sub-Advisory Agreement, dated December 29,
                    2006, for the Registrant on behalf of MFS Sector Rotational Fund. (15)

            5 (a) Distribution Agreement for MFS Series Trust XII, dated July 26, 2005. (13)

              (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (2)

            6       Not Applicable.

            7 (a) Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006; filed herewith.

              (b) Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006; filed herewith.

            8 (a)   Shareholder Servicing Agent Agreement, dated July 26, 2005.
                    (9)

              (b) Master Administrative Services Agreement, dated March 1, 1997 as amended and restated August 1, 2006. (5)

              (c) Appendix A, as revised February 27, 2007, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006. (14)

              (d) Master Class R Plan Administration and Service Agreement, dated April 1, 2005. (4)

              (e) Exhibit A, dated July 26, 2005 to the Master Class R Plan Administration and Service Agreement. (9)

              (f) Exhibit C to the Master Class R Plan Administration and Service Agreement, dated April 1, 2007. (1)

              (g) Special Servicing Agreement, dated May 1, 2007; filed herewith.

            9 (a)   Consent and Opinion of Counsel, dated July 5, 2006. (13)

              (b)   Legal Opinion Consent, dated June 28, 2007; filed herewith.

           10 (a) Consent of Ernst & Young, LLP on behalf of MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund dated June 25, 2007; filed herewith.

              (b) Consent of Briggs, Bunting & Dougherty LLP on behalf of MFS Sector Rotational Fund, dated February 26, 2007. (15)

           11       Not Applicable.

           12       Not Applicable.

           13 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective October 25, 2006. (11)

              (b) Exhibit A, dated February 27, 2007, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, amended to include MFS Money Market Fund. (10)

           14 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, effective September 6, 1996 as amended and restated October 25, 2006. (1)

           15       Reserved.

           16 (a) MFS Code of Ethics as amended and restated effective January 1, 2007, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (1)

              (b) (MFS) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004.
                    (6)

              (c) (MFS) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (7)

              (d)   Valley Forge Capital Advisors, Inc. Code of Ethics. (3)

           Power of Attorney, dated April 24, 2007; filed herewith (Trustees). Power of Attorney, dated April 24, 2007; filed herewith (Dwyer). Power of Attorney, dated April 24, 2007; filed herewith (Atkinson).

----------

(1) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 29, 2007.

(2) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the SEC via EDGAR on October 31, 2006.

(4) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.

(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.

(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(8) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Registration Statement filed with the SEC via EDGAR on July 1, 2005.

(9) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed with the SEC via EDGAR on September 27, 2005.

(10) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on March 30, 2007.

(11) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.

(12) Amended and Restated Declaration of Trust, dated June 29, 2005, as amended through July 5, 2006, incorporated by reference to Registration Statement filed with the SEC via EDGAR on July 5, 2006; Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004 incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed with the SEC via EDGAR on September 27, 2005.

(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.

(14) Incorporated by reference to MFS Series Trust XIV (File No. 811-22033) Registration Statement on Form N-1A filed with the SEC via EDGAR on March 15, 2007.

(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on March 2, 2007.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not Applicable.

ITEM 25.  INDEMNIFICATION

          Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, dated June 29, 2005, filed with Registrant's Registration Statement as filed with the SEC via EDGAR on July 1, 2005; and (b)
Section 9 of the Shareholder Servicing Agent Agreement, dated July 26, 2005 filed with Registrant's Pre-Effective Amendment No. 1 with the SEC via EDGAR on September 27, 2005.

          The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS SERIES TRUST I (which has seven series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III

(which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has three series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund and MFS Money Market Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which currently has no series); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has six series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); MFS SERIES TRUST XIV (which has one series: MFS Institutional Money Market Portfolio; and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has three series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Joseph E. Lynch is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS SERIES TRUST XII
          MFS SERIES TRUST XIII
          MFS SERIES TRUST XIV
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

          Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet

Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

          Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan
D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy
F. Tierney is the Tax Officer.

          MFS DO BRAZIL DESENVOLVIMENT O DE MARCAAO LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

          Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary and Timothy F. Tierney is the Tax Officer.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O'Connor and David
J. Picher are Senior Vice Presidents, Mitchell C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Timothy F. Tierney is Tax Officer.

          SUN LIFE RETIREMENT SERVICES (U.S.), INC. ("SUN LIFE RETIREMENT SERVICES"), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Martin E. Beaulieu and Ronald Friesen are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS INVESTMENT MANAGEMENT K.K. (JAPAN) ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

          Carol W. Geremia and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark
N. Polebaum is Secretary, Ethan D. Corey, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago and Joseph F. Flaherty are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Joseph
E. Lynch is Assistant Secretary, Mitchell C. Freestone, Ethan D. Corey, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Joseph Lynch is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

          MFS INVESTMENT MANAGEMENT COMPANY (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

          Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Susan
S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



          Donald A. Stewart    Chief Executive Officer, Sun Life Assurance
                               Company of Canada, Sun Life Centre, 150 King
                               Street West, Toronto, Ontario, Canada (Mr.
                               Stewart is also an officer and/or Director of
                               various subsidiaries and affiliates of Sun Life)

          C. James Prieur      President and a Director, Sun Life Assurance
                               Company of Canada, Sun Life Centre, 150 King
                               Street West, Toronto, Ontario, Canada (Mr. Prieur
                               is also an officer and/or Director of various
                               subsidiaries and affiliates of Sun Life)

          William W. Stinson   Non-Executive Chairman, Sun Life Financial and
                               Sun Life Assurance Company of Canada, Sun Life
                               Centre, 150 King Street West, Toronto, Ontario,
                               Canada; Chairman, Westshore Terminals Income
                               Fund, Vancouver, British Columbia; Director,
                               Grant Forest Products Inc.,

                               Ontario, Canada and Trustee, Fording Canadian
                               Coal Trust, Calgary, Alberta

          James C. Baillie     Counsel, Torys, Ontario, Canada; Chair,
                               Independent Electricity Market Operator, Ontario,
                               Canada; Chair, Corel Corporation, Ontario,
                               Canada; Director, Sun Life Financial, Ontario
                               Canada; Director, FPI Ltd., Newfoundland, Canada

ITEM 27.  DISTRIBUTORS

          (a) Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                         NAME                           ADDRESS
                         ----                           -------
          Massachusetts Financial Services      500 Boylston Street
             Company (investment adviser)       Boston, MA 02116

          MFS Fund Distributors, Inc.           500 Boylston Street
             (principal underwriter)            Boston, MA 02116

          State Street Bank and Trust Company   State Street South
             (custodian)                        5-West
                                                North Quincy, MA 02171

          JP Morgan Chase Bank                  270 Park Avenue
                                                New York, NY 10017

          MFS Service Center, Inc.              500 Boylston Street
             (transfer agent)                   Boston, MA 02116

ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 30.  UNDERTAKINGS

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of June 2007.

                                        MFS(R) SERIES TRUST XII


                                        By: MARIA F. DWYER*
                                            ------------------------------------
                                        Name: Maria F. Dwyer
                                        Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on June 28, 2007.

             SIGNATURE                             TITLE
             ---------                             -----


MARIA F. DWYER*                         President (Principal Executive Officer)
-------------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                      Principal Financial and
-------------------------------------   Accounting Officer
Tracy A. Atkinson


ROBERT E. BUTLER*                       Trustee
-------------------------------------
Robert E. Butler


LAWRENCE H. COHN*                       Trustee
-------------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                       Trustee
-------------------------------------
David H. Gunning


WILLIAM R. GUTOW*                       Trustee
-------------------------------------
William R. Gutow


MICHAEL HEGARTY*                        Trustee
-------------------------------------
Michael Hegarty


J. ATWOOD IVES*                         Trustee
-------------------------------------
J. Atwood Ives

ROBERT J. MANNING*                      Trustee
-------------------------------------
Robert J. Manning


LAWRENCE T. PERERA*                     Trustee
-------------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                        Trustee
-------------------------------------
Robert C. Pozen


J. DALE SHERRATT*                       Trustee
-------------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                      Trustee
-------------------------------------
Laurie J. Thomsen


ROBERT W. UEK*                          Trustee
-------------------------------------
Robert W. Uek


                                        By: SUSAN S.NEWTON
                                            ------------------------------------
                                        Name: Susan S. Newton
                                              as Attorney-in-fact

                                        Executed by Susan S. Newton on behalf of those indicated pursuant to three Powers of Attorney, each dated April 24, 2007; filed herewith. (Trustees) (Atkinson) (Dwyer).

                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                              MFS Series Trust XIII
                              MFS Series Trust XIV
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                              (each a "Registrant")

                                POWER OF ATTORNEY

     The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.

ROBERT E. BUTLER                               Trustee
--------------------------------------------
Robert E. Butler


LAWRENCE H. COHN                               Trustee
--------------------------------------------
Lawrence H. Cohn


DAVID H. GUNNING                               Trustee
--------------------------------------------
David H. Gunning


WILLIAM R. GUTOW                               Trustee
--------------------------------------------
William R. Gutow


MICHAEL HEGARTY                                Trustee
--------------------------------------------
Michael Hegarty


J. ATWOOD IVES                                 Trustee
--------------------------------------------
J. Atwood Ives


ROBERT J. MANNING                              Trustee
--------------------------------------------
Robert J. Manning


LAWRENCE T. PERERA                             Trustee
--------------------------------------------
Lawrence T. Perera


ROBERT C. POZEN                                Trustee
--------------------------------------------
Robert C. Pozen

J. DALE SHERRATT                               Trustee
--------------------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN                              Trustee
--------------------------------------------
Laurie J. Thomsen


ROBERT W. UEK                                  Trustee
--------------------------------------------
Robert W. Uek

                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                               MFS Series Trust VI
                              MFS Series Trust VII
                              MFS Series Trust VIII
                               MFS Series Trust IX
                               MFS Series Trust X
                               MFS Series Trust XI
                              MFS Series Trust XII
                              MFS Series Trust XIII
                              MFS Series Trust XIV
                    Massachusetts Investors Growth Stock Fund
                          Massachusetts Investors Trust
                            MFS Charter Income Trust
                       MFS Government Markets Income Trust
                          MFS Growth Opportunities Fund
                             MFS Institutional Trust
                          MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                             MFS Special Value Trust
                          MFS Variable Insurance Trust

                              (each a "Registrant")

                                POWER OF ATTORNEY

     The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy
M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.


TRACY A. ATKINSON                     Principal Financial and Accounting Officer
-----------------------------------
Tracy A. Atkinson

                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                               MFS Series Trust VI
                              MFS Series Trust VII
                              MFS Series Trust VIII
                               MFS Series Trust IX
                               MFS Series Trust X
                               MFS Series Trust XI
                              MFS Series Trust XII
                              MFS Series Trust XIII
                              MFS Series Trust XIV
                    Massachusetts Investors Growth Stock Fund
                          Massachusetts Investors Trust
                            MFS Charter Income Trust
                       MFS Government Markets Income Trust
                          MFS Growth Opportunities Fund
                             MFS Institutional Trust
                          MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                             MFS Special Value Trust
                          MFS Variable Insurance Trust

                              (each a "Registrant")

                                POWER OF ATTORNEY

     The undersigned, being the President and Principal Executive Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of April, 2007.


MARIA F. DWYER                        President (Principal Executive Officer)
-----------------------------------
Maria F. Dwyer

                                INDEX TO EXHIBITS

EXHIBIT NO.                      DESCRIPTION OF EXHIBIT                 PAGE NO.
-----------                      ----------------------                 --------
    7 (a)     Master Custodian Agreement between the Registrant and
              State Street Bank & Trust Company, dated December 18,
              2006.

      (b)     Fund Accounting Agreement between the Registrant and
              State Street Bank & Trust Company, dated December 18,
              2006.

    8 (g)     Special Servicing Agreement, dated May 1, 2007.

    9 (b)     Legal Opinion Consent, dated June 28, 2007.

   10 (a)     Consent of Ernst & Young, LLP on behalf of MFS Lifetime
              Retirement Income Fund, MFS Lifetime 2010 Fund, MFS
              Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS
              Lifetime 2040 Fund dated June 25, 2007.